2004 THIRD QUARTER RESULTS AND

PRO FORMA COMBINED HISTORICAL

FINANCIAL SUPPLEMENT

FOR THE SIX QUARTERS ENDING JUNE 30, 2004

JPMORGAN CHASE & CO. TABLE OF CONTENTS

EXPLANATORY NOTE

     The unaudited pro forma combined historical financial information contained in this document is being furnished pursuant to Regulation FD in order to assist investors in understanding (i) how the financial information of JPMorgan Chase & Co. and Bank One Corporation may have appeared on a combined basis had the two companies actually been merged as of the earliest date indicated and (ii) how the financial information of the lines of business of the new combined company may have appeared had the two companies actually been merged as of the earliest date indicated. The information presented is intended to be supplementary financial information only and is not intended to be incorporated by reference into registration statements or reports filed by JPMorgan Chase & Co. under the Securities Act of 1933 or the Securities Exchange Act of 1934, as the case may be.

     The unaudited pro forma combined historical financial information has been derived from and should be read in conjunction with the historical financial statements and related notes of JPMorgan Chase & Co. (“JPMorgan Chase” or the “Firm”) and Bank One Corporation (“Bank One”), as filed with the Securities and Exchange Commission.

     The pro forma historical lines of business information present the seven new business segments of the combined company as if these segments had existed for the combined company as of the earliest date indicated. See the Executive Summary on pages 2-7 for more information on the composition of the new business segments.

     In addition to analyzing the Firm’s results on a reported basis, management reviews the line-of-business results on an “operating basis,” which is a non-GAAP financial measure. The definition of operating basis starts with the reported U.S. GAAP results. In the case of IB, operating basis includes in Trading revenue the NII related to trading activities. Trading activities generate revenues which are recorded for U.S. GAAP purposes in two line items on the income statement: Trading revenue, which includes the mark-to-market gains or losses on trading positions; and Net interest income, which includes the interest income or expense related to those positions. Combining, for operating basis purposes, both the trading revenue and related net interest income enables management to evaluate IB’s trading activities by considering all revenue related to these activities, and facilitates operating comparisons to other competitors. In the case of Card Services, operating or managed basis excludes the impact of credit card securitizations on revenue, the provision for credit losses, net charge-offs and receivables. JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance of the underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will impact both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Finally, operating basis excludes the Merger costs and the Litigation reserve charge, as management believes these items are not part of the Firm’s normal daily business operations (and therefore not indicative of trends), and do not provide meaningful comparisons with other periods.

     The unaudited pro forma combined historical financial information include (i) purchase price adjustments as of July 1, 2004 to reflect the merger as of such date of Bank One with JPMorgan Chase, (ii) estimated adjustments to record the assets and liabilities of Bank One at their respective fair values as of July 1, 2004, and (iii) adjustments for changes in management accounting policies. For more information about these purchase price and fair value adjustments reference is made to the Current Report on Form 8-K/A1 filed by JPMorgan Chase on July 30, 2004 (as amended by Form 8-K/A2 filed by JPMorgan Chase on August 13, 2004 which includes Bank One’s financial statements as of and for the period ended June 30, 2004), which Current Report contained pro forma financial information reflecting the consummation on July 1, 2004, of the merger of the two companies.

     The unaudited pro forma combined historical financial information is presented for illustrative purposes only. This information does not include:

(i)	the impact of the sale of the Bank One corporate trust business to JPMorgan Chase;

(ii)	any future cost savings anticipated from the merger (including without limitation the previously announced $3.0 billion (pre-tax) of cost savings);

(iii)	merger-related costs anticipated to be incurred to combine the operations of JPMorgan Chase and Bank One, post June 30, 2004;

(iv)	the impact of possible future revenue enhancements or share repurchases.

     Reclassifications of prior periods included in these pro forma combined historical financial statements reflect the conformity of certain management accounting policies as disclosed in the Executive Summary on pages 2-7; additional conformity of accounting policies and further reclassifications may be made in the future.

For the reasons stated above, the unaudited pro forma combined historical financial information included in this document does not necessarily indicate the combined results of operations or the combined financial position of the company that would have resulted had the merger actually been completed at the beginning of the applicable periods presented nor is it indicative of the results of operations in future periods or the future financial position of the company.

Overview Page Executive summary 3 Mapping of old business segments into new lines of business 4 Proforma combined compared to historical press release 5 Management accounting policy changes 6 Purchase accounting adjustments 7 Page 2

Executive Summary - Proforma Combined Historical Financial Statements We are presenting for 6 quarters proforma combined financial information for periods beginning January 1st, 2003 for JPMorgan Chase (JPMC) and Bank One (ONE) Consolidated results are presented both on a proforma reported basis and on an proforma operating basis Operating results exclude merger costs and litigation reserve charge Operating results also include income statement reclassifications that have no bottom line impact Trading net interest income Credit card securitizations ("managed basis") Proforma combined operating numbers are based on historical results and restated for: Organizational changes (i.e. new business alignments) Elimination of ONE's gain on sale of its corporate trust business to JPMC (Q4'2003) Purchase accounting adjustments Intangible amortization Fair value adjustments Reporting reclassifications Minor shifts between revenues, provision, and expenses Impacts firm and segments; no bottom line impact Management accounting policy changes Include the following: Funds transfer pricing Expense allocations Capital allocations Revenue share Impact segments only; no bottom line impact Page 3

Heritage J.P. Morgan Chase
New JPMorgan Chase
Heritage Bank One
Investment Bank
Treasury & Securities Services
Chase Financial Services
Chase Cardmember Services
Chase Middle Market
Chase Home Finance
Chase Auto Finance
Chase Regional Banking
Investment Management & Private Banking
JPMorgan Partners
Support Units & Corporate
IB excluding:
Portion of Large Corporate
Global Treasury
Investment Bank
Treasury & Securities Services
Card Services
Commercial Banking
Retail Financial Services
Asset & Wealth Management
Corporate
Commercial Banking
Commercial Banking excluding:
Global Treasury Services
Middle Market
Portion of Large Corporate
Card Services
Retail
Investment Management Group
Investment Mgmt excluding:
Insurance
Corporate
(Private Equity / Treasury)

JPMorganChase

Page 4

JPMC - Mapping of old business segments into new lines of business Page 4 Heritage J.P. Morgan Chase Heritage Bank One New JPMorgan Chase Investment Bank Commercial Banking JPMorgan Partners Support Units & Corporate Investment Management & Private Banking Chase Financial Services Treasury & Securities Services Corporate (Private Equity/ Treasury) Investment Management Group Retail Card Services Investment Bank Commercial Banking Retail Financial Services Asset & Wealth Management Corporate Card Services Treasury & Securities Services Global Treasury IB excluding: Chase Regional Banking Chase Auto Finance Chase Home Finance Chase Middle Market Chase Cardmember Services Middle Market Global Treasury Services Commercial Banking excluding: Insurance Investment Mgmt excluding: Portion of Large Corporate Portion of Large Corporate

Proforma Combined compared to Historical Press Release

Q2'2004 Example

JPMC Press Release + ONE Press Release = Combined + Line item reclassifi-cations (Net Income Neutral) + Purchase Accounting = Proforma Combined

Second Quarter 2004 - Proforma Combined

($ in millions)	Noninterest Revenue	Net Interest Income	Total Net Revenue	Managed Provision	Total Noninterest Expense	Pretax	Operating Earnings
JPMC 2Q04 Press Release[1]	$6,032	$3,053	$9,085	$689	$5,681	$2,715	$1,806
ONE 2Q04 Press Release[1]	1,863	3,417	5,280	937	2,744	1,599	1,117[2]
Combined 2Q04	**7,895**	**6,470**	**14,365**	**1,626**	**8,425**	**4,314**	**2,923**
Line item reclassifications	(229)	334	105	(20)	125	- - -	- - -
Purchase accounting adjustments	22	145	167	- - -	289	(122)	(136)
Proforma Combined	**7,688**	**6,949**	**14,637**	**1,606**	**8,839**	**4,192**	**2,787**

(1) Operating/managed basis

JPMorganChase

Page 5

Proforma Combined compared to Historical Press Release Differences are due to line item reclassifications and purchase accounting adjustments Expenses have increased by $125m in Q2, which is offset by a revenue increase of $105m and a decrease in provision of $20m due to remapping to conform policies in Card Services and Retail Financial Services In addition, Noninterest Revenue of $341m in Q2 has been remapped to Net Interest Income in Card Services to conform policies Purchase accounting adjustments to revenue, expenses, and taxes reflect minor changes from the July 8K due to changes in line item reclassifications; the impact on operating earnings is unchanged JPMC Press Release ONE Press Release = = Purchase Accounting Combined Line item reclassifi- cations (Net Income Neutral) Proforma Combined Operating/managed basis Will not tie to ONE press release due to rounding Page 5 Q2'2004 Example Second Quarter 2004 - Proforma Combined

Management Accounting Policy Changes Main drivers of the new policy: core deposit rate applied and duration of deposits Impacts primarily deposit based businesses (Retail Financial Services, Treasury & Securities Services, Asset & Wealth Management and Commercial Banking) In general terms, the new policy results in higher net interest income in the lines of business and the offset is in the Corporate sector (corporate treasury) Funds Transfer Pricing Policy changes do not have any impact at the consolidated level but they impact business segment results Policy changes will be refined in the future New "retained expense" policy Certain expenses related to corporate functions and technology & operations are not being allocated to the lines of business and are being reflected in Corporate; As of 2Q04 retained expenses are approximately $350mm (excluding Private Equity and Treasury); adjustments will still be made in 2005 Expenses not charged to the lines of business include Holding company costs reflected now in Corporate functions Executive management Vacant space (real estate amnesty for unused space) Certain technology and operations costs: Start up costs and market price adjustments Corporate initiatives Services priced to be "best in market" to the businesses Expense Allocations New capital allocated to the lines of business ( Disclosed in next earnings release) Allocated capital to each of the lines of business considers several factors: standalone peer comparables, economic risk measures, and regulatory capital requirements Capital Allocations Reflects new agreement to share economics where clients and products cross the business segments T&SS clients shared with IB report T&SS revenues in T&SS T&SS clients shared with Commercial Bank report T&SS revenues in Commercial Bank Other small agreements between the lines of business Revenue Share Page 6

Purchase accounting adjustments

			Total Purchase Accounting Impact	
($ in millions)	Intangibles	Fair Value Adjustments	Pretax	Aftertax
Investment Bank	0	6	6	4
Retail Financial Services	(132)	28	(104)	(63)
Card Services	(93)	(113)	(206)	(131)
Commercial Banking	(18)	(11)	(29)	(18)
Treasury & Securities Services	(16)	0	(16)	(10)
Asset & Wealth Management	(20)	(5)	(25)	(16)
Corporate	0	252	252	98
Total JPMorgan Chase	**(279)**	**157**	**(122)**	**(136)**

JPMorganChase

Page 7

Purchase accounting adjustments Purchase accounting adjustments are composed of fair value adjustments and amortization of intangibles Purchase accounting adjustments provided in the 8K filed on July 30, 2004 reflected 6-month impact (3Q04 and 4Q04) In this filing, purchase accounting adjustments reflect 3Q04 applied to each of the prior six quarters, to come up with proforma combined numbers Adjustments to revenue, expenses, and taxes reflect minor changes from the July 8K due to changes in line item reclassifications; the impact on operating earnings is unchanged Purchase accounting adjustments are also being provided on a line of business basis Page 7

JPMORGAN CHASE & CO. PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME — REPORTED BASIS (in millions)

		PRO FORMA COMBINED
	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR	Memo: Pro Forma
	2004	2004	2004	2003	2003	2003	2003	Adjustments (a)
REVENUE
Investment Banking Fees	$879	$939	$744	$925	$742	$899	$696	$—
Trading Revenue	408	968	1,777	777	852	1,469	1,303	—
Lending & Deposit Related Fees	943	957	941	953	959	894	861	—
Asset Management, Administration and Commissions	2,141	2,258	2,295	2,092	1,986	1,880	1,850	2
Securities / Private Equity Gains (Losses)	413	403	587	33	375	893	336	—
Mortgage Fees and Related Income	277	360	258	171	63	321	450	(1)
Credit Card Income	1,782	1,686	1,556	1,762	1,658	1,529	1,475	17
Other Income	210	434	338	344	84	170	164	4

Subtotal	7,053	8,005	8,496	7,057	6,719	8,055	7,135	22
Interest Income	9,493	8,736	8,854	8,906	8,970	9,124	9,552	(45)
Interest Expense	4,041	3,462	3,543	3,468	3,540	3,772	4,057	(190)

Net Interest Income	5,452	5,274	5,311	5,438	5,430	5,352	5,495	145

TOTAL NET REVENUE	12,505	13,279	13,807	12,495	12,149	13,407	12,630	167

Provision for Credit Losses	1,169	248	153	808	635	892	1,235	—
NONINTEREST EXPENSE
Compensation Expense	4,050	4,227	4,567	3,691	3,810	4,351	4,270	35
Occupancy Expense	604	596	594	641	552	695	646	(14)
Technology and Communications Expense	1,046	960	989	933	895	903	794	(2)
Professional & Outside Services	1,103	1,106	1,197	1,153	1,053	1,061	1,001	—
Marketing	506	521	489	464	432	382	390	—
Other Expense	920	1,037	885	1,031	818	774	749	(9)
Amortization of Intangibles	396	392	391	391	387	384	385	279

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	8,625	8,839	9,112	8,304	7,947	8,550	8,235	289
Merger Costs	752	90	—	—	—	—	—	—
Litigation Reserve Charge	—	3,700	—	—	—	100	—	—

TOTAL NONINTEREST EXPENSE	9,377	12,629	9,112	8,304	7,947	8,650	8,235	289

Income before Income Tax Expense	1,959	402	4,542	3,383	3,567	3,865	3,160	(122)
Income Tax Expense (Benefit)	541	(31)	1,515	1,055	1,193	1,319	1,078	14

NET INCOME (b)	$1,418	$433	$3,027	$2,328	$2,374	$2,546	$2,082	$(136)

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each quarter prior to the acquisition of Bank One on July 1, 2004.
(b)	Excludes the net gain on the sale of the Bank One corporate trust business to JPMorgan Chase of $597 million (pre-tax) or $380 million (after-tax) in the fourth quarter of 2003.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions)

		PRO FORMA COMBINED
	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR
	2004	2004	2004	2003	2003	2003	2003
REPORTED
Revenue
Investment Banking Fees	$879	$939	$744	$925	$742	$899	$696
Trading Revenue	408	968	1,777	777	852	1,469	1,303
Lending & Deposit Related Fees	943	957	941	953	959	894	861
Asset Management, Administration and Commissions	2,141	2,258	2,295	2,092	1,986	1,880	1,850
Securities / Private Equity Gains (Losses)	413	403	587	33	375	893	336
Mortgage Fees and Related Income	277	360	258	171	63	321	450
Credit Card Income	1,782	1,686	1,556	1,762	1,658	1,529	1,475
Other Income	210	434	338	344	84	170	164

Subtotal	7,053	8,005	8,496	7,057	6,719	8,055	7,135
Interest Income	9,493	8,736	8,854	8,906	8,970	9,124	9,552
Interest Expense	4,041	3,462	3,543	3,468	3,540	3,772	4,057

Net Interest Income	5,452	5,274	5,311	5,438	5,430	5,352	5,495

Total Net Revenue	12,505	13,279	13,807	12,495	12,149	13,407	12,630

Provision for Credit Losses	1,169	248	153	808	635	892	1,235
Noninterest Expense
Merger Costs	752	90	—	—	—	—	—
Litigation Reserve Charge	—	3,700	—	—	—	100	—
All Other Noninterest Expense	8,625	8,839	9,112	8,304	7,947	8,550	8,235

Total Noninterest Expense	9,377	12,629	9,112	8,304	7,947	8,650	8,235

Income (Loss) before Income Tax Expense	1,959	402	4,542	3,383	3,567	3,865	3,160
Income Tax Expense (Benefit)	541	(31)	1,515	1,055	1,193	1,319	1,078

Net Income (Loss)	$1,418	$433	$3,027	$2,328	$2,374	$2,546	$2,082

RECONCILING ITEMS (a)
Revenue
Trading-Related Revenue (b)	$424	$439	$576	$518	$449	$479	$683
Credit Card Income (c)	(848)	(711)	(749)	(798)	(795)	(700)	(730)
Other Income (c)	115	(45)	(39)	(31)	(14)	(24)	(3)
Net Interest Income:
Trading-Related (b)	(424)	(439)	(576)	(518)	(449)	(479)	(683)
Credit Card Securitizations (c)	1,779	2,114	2,112	2,136	2,038	1,955	1,982

Total Net Interest Income	1,355	1,675	1,536	1,618	1,589	1,476	1,299

Total Net Revenue	1,046	1,358	1,324	1,307	1,229	1,231	1,249

Securitized Credit Losses (c)	595	1,358	1,324	1,307	1,229	1,231	1,249
Noninterest Expense
Merger Costs (d)	(752)	(90)	—	—	—	—	—
Litigation Reserve Charge (d)	—	(3,700)	—	—	—	—	—
All Other Noninterest Expense	—	—	—	—	—	—	—

Total Noninterest Expense	(752)	(3,790)	—	—	—	—	—

Income before Income Tax Expense	1,203	3,790	—	—	—	—	—
Income Tax Expense (Benefit)	462	1,436	—	—	—	—	—

Net Income	$741	$2,354	$—	$—	$—	$—	$—

(a)
Represents only those line items on the Consolidated Statement of Income impacted by the reclassification of trading-related net interest income and the impact of credit card securitizations, as well as for the second quarter of 2004, the Merger Costs and Litigation Reserve Charge line items on the Consolidated Statement of Income.

(b)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results. See page 12 for further information.
(c)	The impact of credit card securitizations impacts Card Services. See page 21 for further information.
(d)
The impact of the Merger Costs, Litigation Reserve Charge, and Accounting Conformity Adjustments are excluded from Operating Earnings, as management believes these items are not part of the Firm’s normal daily business operations (and therefore not indicative of trends), and also do not provide meaningful comparisons with other periods.

JPMORGAN CHASE & CO. PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME — OPERATING BASIS (in millions)

		PRO FORMA COMBINED
	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR	Memo: Pro Forma
	2004	2004	2004	2003	2003	2003	2003	Adjustments (a)
REVENUE
Investment Banking Fees	$879	$939	$744	$925	$742	$899	$696	$—
Trading-Related Revenue (Including Trading NII)	832	1,407	2,353	1,295	1,301	1,948	1,986	—
Lending & Deposit Related Fees	943	957	941	953	959	894	861	—
Asset Management, Administration and Commissions	2,141	2,258	2,295	2,092	1,986	1,880	1,850	2
Securities / Private Equity Gains (Losses)	413	403	587	33	375	893	336	—
Mortgage Fees and Related Income	277	360	258	171	63	321	450	(1)
Credit Card Income	934	975	807	964	863	829	745	17
Other Income	325	389	299	313	70	146	161	4

Subtotal	6,744	7,688	8,284	6,746	6,359	7,810	7,085	22
Interest Income	11,036	10,561	10,544	10,692	10,717	10,766	11,017	(45)
Interest Expense	4,229	3,612	3,697	3,636	3,698	3,938	4,223	(190)

Net Interest Income	6,807	6,949	6,847	7,056	7,019	6,828	6,794	145

TOTAL NET REVENUE	13,551	14,637	15,131	13,802	13,378	14,638	13,879	167

Managed Provision for Credit Losses	1,764	1,606	1,477	2,115	1,864	2,123	2,484	—
NONINTEREST EXPENSE
Compensation Expense	4,050	4,227	4,567	3,691	3,810	4,351	4,270	35
Occupancy Expense	604	596	594	641	552	695	646	(14)
Technology and Communications Expense	1,046	960	989	933	895	903	794	(2)
Professional & Outside Services	1,103	1,106	1,197	1,153	1,053	1,061	1,001	—
Marketing	506	521	489	464	432	382	390	—
Other Expense	920	1,037	885	1,031	818	874	749	(9)
Amortization of Intangibles	396	392	391	391	387	384	385	279

TOTAL NONINTEREST EXPENSE	8,625	8,839	9,112	8,304	7,947	8,650	8,235	289

Operating Earnings before Income Tax Expense	3,162	4,192	4,542	3,383	3,567	3,865	3,160	(122)
Income Tax Expense (Benefit)	1,003	1,405	1,515	1,055	1,193	1,319	1,078	14

OPERATING EARNINGS (b)	$2,159	$2,787	$3,027	$2,328	$2,374	$2,546	$2,082	$(136)

Note: For additional information, see pages 33-38.

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each quarter prior to the acquisition of Bank One on July 1, 2004.
(b)	Excludes the net gain on the sale of the Bank One corporate trust business to JPMorgan Chase of $597 million (pre-tax) or $380 million (after-tax) in the fourth quarter of 2003.

JPMORGAN CHASE & CO. PRO FORMA COMBINED LINE OF BUSINESS FINANCIAL HIGHLIGHTS — OPERATING BASIS (in millions)

		PRO FORMA COMBINED
	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR
	2004	2004	2004	2003	2003	2003	2003
REVENUE
Investment Bank	$2,701	$3,397	$4,207	$3,316	$3,202	$3,931	$3,805
Retail Financial Services	3,800	3,947	3,784	3,666	3,390	3,938	3,776
Card Services	3,771	3,776	3,624	3,737	3,552	3,401	3,278
Commercial Banking	833	866	833	851	855	855	836
Treasury & Securities Services	1,339	1,368	1,280	1,270	1,199	1,173	1,130
Asset & Wealth Management	1,193	1,185	1,213	1,189	1,096	1,019	971
Corporate	(86)	98	190	(227)	84	321	83

TOTAL NET REVENUE	$13,551	$14,637	$15,131	$13,802	$13,378	$14,638	$13,879

OPERATING EARNINGS
Investment Bank	$627	$1,016	$1,351	$1,157	$1,030	$952	$790
Retail Financial Services	822	938	744	429	542	880	782
Card Services	421	409	336	396	359	330	283
Commercial Banking	215	234	289	225	191	216	200
Treasury & Securities Services	96	103	93	129	125	94	106
Asset & Wealth Management	197	190	229	199	178	144	108
Corporate	(219)	(103)	(15)	(207)	(51)	(70)	(187)

TOTAL OPERATING EARNINGS	$2,159	$2,787	$3,027	$2,328	$2,374	$2,546	$2,082

JPMORGAN CHASE & CO. INVESTMENT BANK PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

		PRO FORMA COMBINED
	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR	Memo: Pro Forma
	2004	2004	2004	2003	2003	2003	2003	Adjustments (a)
REVENUE
Investment Banking Fees:
Advisory	$273	$269	$147	$161	$161	$164	$160	$—
Equity Underwriting	170	223	179	255	176	168	108	—
Debt Underwriting	468	445	417	509	402	564	443	—

Total Investment Banking Fees	911	937	743	925	739	896	711	—
Trading-Related Revenue: (b)
Fixed Income and Other	657	1,416	1,994	1,137	1,164	1,766	1,731	—
Equities	185	(88)	333	93	98	161	206	—

Total Trading-Related Revenue	842	1,328	2,327	1,230	1,262	1,927	1,937	—
Lending & Deposit Related Fees	155	172	155	154	139	126	116	—
Asset Management, Administration and Commissions	313	357	405	333	335	334	315	—
Other Income	91	128	105	166	128	68	58	—

Subtotal	2,312	2,922	3,735	2,808	2,603	3,351	3,137	—
Net Interest Income (b)	389	475	472	508	599	580	668	1

TOTAL NET REVENUE	2,701	3,397	4,207	3,316	3,202	3,931	3,805	1

Provision for Credit Losses	(151)	(315)	(303)	(396)	(298)	(45)	317	—
Credit Reimbursement from T&SS (c)	43	43	43	54	54	54	54	—
NONINTEREST EXPENSE
Compensation Expense	992	1,240	1,492	949	1,061	1,482	1,401	—
Noncompensation Expense	932	935	936	980	859	1,068	915	(5)
Amortization of Intangibles	—	—	—	—	—	—	—	—

TOTAL NONINTEREST EXPENSE	1,924	2,175	2,428	1,929	1,920	2,550	2,316	(5)

Operating Earnings before Income Tax Expense	971	1,580	2,125	1,837	1,634	1,480	1,226	6
Income Tax Expense (Benefit)	344	564	774	680	604	528	436	2

OPERATING EARNINGS	$627	$1,016	$1,351	$1,157	$1,030	$952	$790	$4

Note: For additional information, see pages 39-44.

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each quarter prior to the acquisition of Bank One on July 1, 2004.
(b)
Trading revenue, on a reported basis, excludes the impact of net interest income related to IB’s trading activities; this income is recorded within Net interest income. However, in assessing the profitability of IB’s trading business, the Firm combines these revenues for segment reporting. The amount reclassified from Net interest income to Trading revenue was $430 million, $427 million, $581 million, $512 million, $447 million, $482 million and $682 million during the quarters ended September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, respectively.

(c)
Management has charged T&SS a credit reimbursement, which is the pre-tax amount of earnings, less cost of capital, related to certain exposures managed within the IB credit portfolio on behalf of clients shared with T&SS.

JPMORGAN CHASE & CO. INVESTMENT BANK BUSINESS-RELATED METRICS PRO FORMA COMBINED HISTORICAL LINE OF BUSINESS INFORMATION (in millions, except ratios)

		PRO FORMA COMBINED
	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR
	2004	2004	2004	2003	2003	2003	2003
REVENUE BY BUSINESS
Investment Banking	$911	$937	$743	$925	$739	$896	$711
Fixed Income Markets	1,115	1,815	2,330	1,557	1,632	2,389	2,193
Equities Markets	455	194	674	346	347	394	439
Credit Portfolio	220	451	460	488	484	252	462

Total Net Revenue	$2,701	$3,397	$4,207	$3,316	$3,202	$3,931	$3,805

REVENUE BY REGION
Americas	$1,591	$1,936	$2,376	$2,109	$2,037	$2,246	$2,316
Europe/Middle East/Africa	741	1,042	1,307	914	921	1,347	1,223
Asia/Pacific	369	419	524	293	244	338	266

Total Net Revenue	$2,701	$3,397	$4,207	$3,316	$3,202	$3,931	$3,805

SELECTED BALANCE SHEET (Average)
Total Assets	$496,347	$503,396	$496,529	$482,958	$478,720	$461,902	$482,734
Loans (a)	45,779	48,968	51,855	60,533	66,830	58,919	66,278
CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$(16)	$3	$24	$5	$263	$277	$332
Nonperforming Assets
- Nonperforming Loans	1,075	1,345	1,703	1,991	2,846	3,250	3,667
- Other Nonperforming Assets	246	340	357	370	383	395	395
Net Charge-off Rate (a)	(0.17)%	0.03%	0.21%	0.04%	1.65%	2.05%	2.16%

(a)
Loans include loans held for sale of $7,281 million, $5,259 million, $5,742 million, $4,279 million, $3,778 million, $4,811 million and $3,935 million as of September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, respectively. These amounts are not included in the net charge-off rates.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

		PRO FORMA COMBINED
	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR	Memo: Pro Forma
	2004	2004	2004	2003	2003	2003	2003	Adjustments (a)
REVENUE
Lending & Deposit Related Fees	$395	$375	$358	$371	$373	$351	$324	$—
Asset Management, Administration and Commissions	331	338	357	318	295	288	301	2
Securities / Private Equity Gains (Losses)	6	—	—	18	(61)	324	102	—
Mortgage Fees and Related Income	255	398	261	172	56	317	453	(1)
Credit Card Income	89	89	75	75	79	90	79	—
Other Income	18	65	4	16	(4)	(12)	(19)	—

Subtotal	1,094	1,265	1,055	970	738	1,358	1,240	1
Net Interest Income	2,706	2,608	2,625	2,696	2,652	2,580	2,536	24

TOTAL NET REVENUE	3,800	3,873	3,680	3,666	3,390	3,938	3,776	25

Provision for Credit Losses	239	175	197	270	375	289	389	—
NONINTEREST EXPENSE
Compensation Expense	855	840	897	802	739	817	789	—
Noncompensation Expense	1,250	1,297	1,349	1,352	1,276	1,212	1,219	(3)
Amortization of Intangibles	133	133	133	133	133	133	133	132

TOTAL NONINTEREST EXPENSE	2,238	2,270	2,379	2,287	2,148	2,162	2,141	129

Operating Earnings before Income Tax Expense and Non-Core Portfolio Actions	1,323	1,428	1,104	1,109	867	1,487	1,246	(104)
Income Tax Expense (Benefit)	501	536	413	423	325	554	464	(41)

Operating Earnings before Non-Core Portfolio Actions	822	892	691	686	542	933	782	(63)

Non-Core Portfolio Actions: (b)
Impacts to:
Other Income	—	74	104	—	—	—	—	—
Provision for Credit Losses	—	—	18	415	—	85	—	—

Total Non-Core Portfolio Actions	—	74	86	(415)	—	(85)	—	—
Income Tax Expense (Benefit)	—	28	33	(158)	—	(32)	—	—

Operating Earnings from Non-Core Portfolio Actions	—	46	53	(257)	—	(53)	—	—

OPERATING EARNINGS	$822	$938	$744	$429	$542	$880	$782	$(63)

Note: For additional information, see pages 45-50.

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each quarter prior to the acquisition of Bank One on July 1, 2004.
(b)	Includes gains on loan sales, valuation adjustments and loan loss reserve increases on the Bank One brokered home equity portfolio.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions, except ratios)

		PRO FORMA COMBINED
	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR
	2004	2004	2004	2003	2003	2003	2003
SELECTED BALANCE SHEET (Average)
Total Assets	$227,716	$226,193	$220,424	$231,045	$231,797	$224,044	$210,219
Loans (a)	198,244	195,912	190,350	196,446	196,621	187,315	178,939
Core Deposits (b)	159,197	161,237	153,275	150,888	155,982	150,274	143,359
Total Deposits	183,921	186,994	180,019	178,558	184,747	180,474	175,119
CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (c)	$219	$176	$236	$969	$318	$285	$303
Nonperforming Loans (d)	1,308	1,282	1,483	1,692	1,851	1,838	1,910
Nonperforming Assets	1,557	1,551	1,796	2,053	2,215	2,273	2,357
Allowance for Loan Losses	1,764	1,907	1,909	1,937	2,223	2,166	2,076
Net Charge-off Rate (a)	0.47%	0.40%	0.56%	2.26%	0.77%	0.72%	0.80%
Allowance for Loan Losses to Average Loans (a)	0.96	1.08	1.13	1.14	1.35	1.37	1.35
Allowance for Loan Losses to Nonperforming Loans (d)	143	168	153	138	123	120	110
Nonperforming Loans to Total Loans	0.65	0.65	0.78	0.86	0.94	0.98	1.07

(a)
Loans include loans held for sale of $14,479 million, $19,818 million, $21,165 million, $25,998 million, $32,376 million, $28,777 million and $25,438 million at September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, respectively. These amounts are not included in the net charge-off rate or the allowance coverage ratios.

(b)	Includes demand and savings deposits.
(c)	Fourth quarter 2003 includes $652 million of net charge-offs related to the non-core Bank One brokered home equity portfolio.
(d)
Nonperforming loans include loans held for sale of $74 million, $144 million, $233 million, $286 million, $40 million, $32 million and $30 million at September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS AND BUSINESS-RELATED METRICS
PRO FORMA COMBINED HISTORICAL LINE OF BUSINESS INFORMATION
(in millions, except ratios and where otherwise noted)

		PRO FORMA COMBINED
	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR
	2004	2004	2004	2003	2003	2003	2003
RETAIL BUSINESSES
HOME FINANCE (a)
Net Revenue	$1,159	$1,276	$1,109	$1,173	$1,002	$1,611	$1,442
Provision for Credit Losses	65	78	45	114	187	163	226
Noninterest Expense	560	541	605	603	565	532	508
Operating Earnings	340	418	294	286	163	582	451
Origination Volume by Channel (in billions)
Retail	$19.7	$27.2	$20.0	$21.2	$35.8	$32.1	$23.4
Wholesale	11.6	15.7	9.5	11.2	23.1	18.7	14.4
Correspondent	5.4	7.9	5.3	9.3	15.5	11.7	8.0
Correspondent Negotiated Transactions	11.3	12.4	7.7	14.0	25.7	22.5	21.1

Total	48.0	63.2	42.5	55.7	100.1	85.0	66.9
Origination Volume by Business (in billions)
Mortgage	$34.1	$47.9	$31.5	$44.1	$87.9	$74.1	$59.3
Home Equity	13.9	15.3	11.0	11.6	12.2	10.9	7.6

Total	48.0	63.2	42.5	55.7	100.1	85.0	66.9
Business Metrics (in billions)
Loans Serviced (Ending)	$553.5	$538.9	$521.2	$516.2	$501.7	$486.5	$477.8
MSR Net Carrying Value (Ending)	5.2	5.8	4.3	4.9	4.1	3.0	3.3
Average Loans Owned
Mortgage Loans (Average)	57.7	54.9	50.8	61.0	64.8	57.4	50.7
Home Equity and Other Loans (Average)	63.4	62.4	59.2	57.0	54.9	53.0	52.0

Total Average Loans Owned (b)	121.1	117.3	110.0	118.0	119.7	110.4	102.7
Credit Quality Statistics
30+ Day Delinquency Rate	1.50	1.39%	1.59%	2.07%	2.89%	3.11%	3.41%
Net Charge-offs
Mortgage	$6	$5	$4	$28	$7	$13	$7
Home Equity and Other Loans	57	62	101	110	147	128	147

Total Net Charge-offs	63	67	105	138	154	141	154
Net Charge-off Rate
Mortgage	0.05%	0.05%	0.04%	0.27%	0.08%	0.16%	0.10%
Home Equity and Other Loans	0.36	0.41	0.72	0.79	1.06	0.97	1.15
Total Net Charge-off Rate (b)	0.23	0.27	0.45	0.57	0.68	0.67	0.78
Nonperforming Assets	$997	$987	$1,220	$1,419	$1,517	$1,599	$1,674

(a)	Excludes impacts of noncore portfolio actions disclosed on page 14.
(b)
Loans include loans held for sale of $9.5 billion, $17.2 billion, $16.5 billion, $22.5 billion, $29.5 billion, $25.5 billion and $22.1 billion at September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, respectively. These amounts are not included in the net charge-off rates.

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS AND
BUSINESS-RELATED METRICS, CONTINUED
PRO FORMA COMBINED HISTORICAL LINE OF BUSINESS INFORMATION
(in millions, except ratios and where otherwise noted)

		PRO FORMA COMBINED
	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR
	2004	2004	2004	2003	2003	2003	2003
RETAIL BUSINESSES, CONTINUED
CONSUMER & SMALL BUSINESS BANKING
Net Revenue	$2,076	$1,969	$2,007	$1,896	$1,877	$1,852	$1,865
Provision for Credit Losses	79	37	57	38	58	31	32
Noninterest Expense	1,379	1,432	1,479	1,380	1,358	1,430	1,437
Operating Earnings	377	308	290	292	283	241	244
Business Metrics (in billions)
Small Business Loans (Average)	$12.4	$12.4	$12.2	$11.9	$11.9	$11.7	$11.6
Consumer and Other Loans (Average)	2.3	2.2	2.6	2.3	2.3	2.4	2.8

Total Loans	14.7	14.6	14.8	14.2	14.2	14.1	14.4
Core Deposits (Average)	148.2	148.2	143.5	139.0	136.2	133.5	129.3
Total Deposits (Average)	172.9	173.8	170.1	166.4	164.7	163.4	160.7
Number of Branches	2,467	2,435	2,409	2,402	2,370	2,363	2,358
Number of ATMs	6,587	6,549	6,496	6,325	6,304	6,029	5,874
Number of Personal Bankers	5,341	5,417	5,421	5,420	4,899	4,579	4,585
Debit Cards Issued (in thousands)	8,282	8,057	7,815	7,597	7,485	7,329	7,181
Number of Personal Checking Accounts (in thousands)	7,222	7,045	6,892	6,757	6,691	6,554	6,463
Number of Business Checking Accounts (in thousands)	891	881	870	860	856	848	842
Retail Brokerage Business Metrics
Investment Sales Volume	$2,563	$2,893	$2,717	$2,596	$2,655	$2,738	$2,193
Number of Dedicated Investment Sale Representatives	1,393	1,404	1,440	1,322	1,248	1,207	1,181
Credit Quality Statistics
Net Charge-offs
Small Business	$24	$29	$20	$31	$30	$33	$25
Consumer and Other Loans	36	11	7	18	16	3	1

Total Net Charge-offs	60	40	27	49	46	36	26
Net Charge-off Rate
Small Business	0.77%	0.94%	0.66%	1.03%	1.00%	1.13%	0.87%
Consumer and Other Loans	6.23	2.01	1.08	3.10	2.76	0.50	0.14
Total Net Charge-off Rate	1.62	1.10	0.73	1.37	1.29	1.02	0.73
Nonperforming Assets	$313	$317	$327	$336	$373	$366	$351

JPMORGAN CHASE & CO.
RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS AND
BUSINESS-RELATED METRICS, CONTINUED
PRO FORMA COMBINED HISTORICAL LINE OF BUSINESS INFORMATION
(in millions, except ratios and where otherwise noted)

PRO FORMA COMBINED

	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR
	2004	2004	2004	2003	2003	2003	2003
RETAIL BUSINESSES, CONTINUED
AUTO FINANCE
Net Revenue	$397	$454	$382	$421	$432	$436	$435
Provision for Credit Losses	95	60	95	118	130	95	131
Noninterest Expense	163	159	160	160	157	162	159
Operating Earnings	85	144	77	88	89	110	89
Business Metrics (in billions)
Average Loans and Lease Receivables
Loan Outstanding (Average)	$52.9	$53.9	$54.5	$52.4	$50.3	$50.0	$49.0
Lease Receivables (Average)	9.2	10.1	10.7	11.4	12.1	12.5	12.8

Total Average Loans and Lease Receivables (a)	62.1	64.0	65.2	63.8	62.4	62.5	61.8
Credit Quality Statistics 30+ Day Delinquency Rate	1.38%	1.30%	1.26%	1.71%	1.68%	1.64%	1.56%
Net Charge-offs
Loans	$83	$57	$85	$110	$95	$87	$96
Lease Receivables	13	12	19	20	23	21	27

Total Net Charge-offs	96	69	104	130	118	108	123
Net Charge-off Rate
Loans (a)	0.65%	0.45%	0.69%	0.89%	0.80%	0.75%	0.85%
Lease Receivables	0.56	0.48	0.71	0.70	0.75	0.67	0.86
Total Net Charge-off Rate (a)	0.64	0.45	0.69	0.86	0.79	0.73	0.85
Nonperforming Assets	$247	$247	$249	$298	$325	$308	$332
INSURANCE
Net Revenue	$168	$174	$182	$176	$79	$39	$34
Noninterest Expense	136	138	135	144	68	38	37
Operating Earnings	20	22	30	20	7	—	(2)
Memo:
Consolidated Gross Insurance-Related Revenue (b)	429	424	413	412	306	270	271
Business Metrics (Ending Balances)
Invested Assets	$7,489	$7,343	$7,957	$7,638	$7,500	$1,850	$1,567
Insurance Policy and Claims Reserves	7,477	7,731	7,976	7,808	7,515	1,116	971
Proprietary Annuity Sales	39	74	76	80	127	143	198
A.M Best Rating	A	A	A	A	A	A	A

(a)
Loans include loans held for sale of $2.2 billion, $2.6 billion, $4.7 billion, $3.5 billion, $2.9 billion, $3.3 billion and $3.3 billion at September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, respectively. These amounts are not included in the net charge-off rates.

(b)	Consolidated gross insurance-related revenue includes revenue reported in the results of other lines of business.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

PRO FORMA COMBINED

	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR	Memo: Pro Forma
	2004	2004	2004	2003	2003	2003	2003	Adjustments (a)
REVENUE
Asset Management, Administration and Commissions	$26	$26	$25	$27	$26	$26	$33	$—
Credit Card Income	784	823	678	839	746	702	635	17
Other Income	44	32	66	35	31	72	33	4

Subtotal	854	881	769	901	803	800	701	21
Net Interest Income	2,917	2,895	2,855	2,836	2,749	2,601	2,577	(140)

TOTAL NET REVENUE	3,771	3,776	3,624	3,737	3,552	3,401	3,278	(119)

Managed Provision for Credit Losses	1,662	1,757	1,725	1,801	1,705	1,641	1,644	—
NONINTEREST EXPENSE
Compensation Expense	317	315	323	302	306	298	297	—
Noncompensation Expense	926	864	853	805	774	744	697	(6)
Amortization of Intangibles	194	187	187	195	192	189	189	93

TOTAL NONINTEREST EXPENSE	1,437	1,366	1,363	1,302	1,272	1,231	1,183	87

Operating Earnings Before Income Tax Expense	672	653	536	634	575	529	451	(206)
Income Tax Expense	251	244	200	238	216	199	168	(75)

OPERATING EARNINGS	$421	$409	$336	$396	$359	$330	$283	$(131)

Memo: Net Securitization Gains (Amortization)	$(2)	$(2)	$2	$(19)	$(9)	$22	$—

Note: For additional information, see pages 51-56.

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each quarter prior to the acquisition of Bank One on July 1, 2004.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS PRO FORMA COMBINED HISTORICAL LINE OF BUSINESS INFORMATION FINANCIAL HIGHLIGHTS (in millions, except ratios and where otherwise noted)

		PRO FORMA COMBINED
	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR
	2004	2004	2004	2003	2003	2003	2003
FINANCIAL METRICS
% of Average Managed Outstandings:
Net Interest Income	8.90%	9.17%	9.10%	8.96%	8.71%	8.43%	8.41%
Managed Provision for Credit Losses	5.07	5.57	5.50	5.69	5.40	5.32	5.37
Noninterest Income	2.61	2.79	2.45	2.85	2.55	2.59	2.29
Risk Adjusted Margin	6.44	6.40	6.05	6.11	5.85	5.70	5.33
Noninterest Expense	4.39	4.33	4.34	4.11	4.03	3.99	3.86
Pre-tax Income	2.05	2.07	1.71	2.00	1.82	1.71	1.47
Operating Earnings	1.28	1.30	1.07	1.25	1.14	1.07	0.92
BUSINESS METRICS
Charge Volume (in billions)	$73.3	$70.6	$63.5	$68.9	$65.4	$62.3	$58.7
Net Accounts Opened (in thousands) (a)	2,755	10,269	2,011	1,908	1,976	2,835	2,036
Credit Cards Issued (in thousands)	95,946	96,343	87,014	85,942	86,150	86,161	84,593
Merchant Acquiring Business
Bank Card Volume (in billions)	$123.5	$119.3	$110.1	$119.2	$107.9	$104.4	$91.6
Total Transactions (in millions)	3,972	3,926	3,714	3,934	3,615	3,490	3,135
SELECTED ENDING BALANCES
Loans:
Loans on Balance Sheet	$60,241	$28,981	$29,187	$29,543	$30,873	$31,437	$30,669
Securitized Loans	71,256	69,752	68,747	71,956	71,078	69,621	67,682
Seller’s Interest and Accrued Interest Receivable (b)	—	30,177	27,485	27,193	23,285	24,414	25,156

Managed Loans	$131,497	$128,910	$125,419	$128,692	$125,236	$125,472	$123,507

SELECTED AVERAGE BALANCES
Managed Assets	$136,753	$134,141	$133,797	$133,077	$132,479	$131,686	$132,113
Loans:
Loans on Balance Sheet	$59,386	$29,748	$29,473	$30,042	$33,773	$32,145	$31,229
Securitized Loans	70,980	68,008	70,054	71,814	69,556	68,313	66,528
Seller’s Interest and Accrued Interest Receivable (b)	—	29,181	26,652	23,763	21,829	23,281	26,458

Managed Loans	$130,366	$126,937	$126,179	$125,619	$125,158	$123,739	$124,215

CREDIT QUALITY STATISTICS
Net Charge-offs	$1,598	$1,754	$1,722	$1,736	$1,713	$1,690	$1,695
Net Charge-off Rate	4.88%	5.56%	5.49%	5.48%	5.43%	5.48%	5.53%
12 Month Lagged	5.08	5.70	5.58	5.67	5.74	5.91	6.11
Delinquency ratios
30+ days	3.81%	3.72%	4.02%	4.21%	4.24%	4.13%	4.29%
90+ days	1.75	1.73	1.95	1.99	1.95	1.92	2.00
Allowance for Loan Losses	2,273	1,677	1,674	1,671	1,606	1,616	1,667
Allowance for Loan Losses to Period-end Loans	3.77%	5.79%	5.74%	5.66%	5.20%	5.14%	5.44%

(a)	Net accounts opened includes originations, purchases and sales.
(b)	Due to the decertification of seller’s interest effective July 1, 2004, seller’s interest will be reported in Loans on the Consolidated balance sheet in future reporting periods.

JPMORGAN CHASE & CO. CARD RECONCILIATION OF REPORTED AND MANAGED DATA PRO FORMA COMBINED HISTORICAL LINE OF BUSINESS INFORMATION (in millions)

		PRO FORMA COMBINED
	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR
	2004	2004	2004	2003	2003	2003	2003
INCOME STATEMENT DATA (a)
Credit Card Income
Reported Data for the period	$1,632	$1,534	$1,427	$1,637	$1,541	$1,402	$1,365
Securitization Adjustments	(848)	(711)	(749)	(798)	(795)	(700)	(730)

Managed Credit Card Income	$784	$823	$678	$839	$746	$702	$635

Other Income
Reported Data for the Period	$47	$77	$105	$66	$45	$96	$36
Securitization Adjustments	(3)	(45)	(39)	(31)	(14)	(24)	(3)

Managed Other Income	$44	$32	$66	$35	$31	$72	$33

Net Interest Income
Reported Data for the Period	$1,138	$781	$743	$700	$711	$646	$595
Securitization Adjustments	1,779	2,114	2,112	2,136	2,038	1,955	1,982

Managed Net Interest Income	$2,917	$2,895	$2,855	$2,836	$2,749	$2,601	$2,577

Total Net Revenue (b)
Reported Data for the Period	$2,843	$2,418	$2,300	$2,430	$2,323	$2,170	$2,029
Securitization Adjustments	928	1,358	1,324	1,307	1,229	1,231	1,249

Managed Total Net Revenue	$3,771	$3,776	$3,624	$3,737	$3,552	$3,401	$3,278

Provision for Credit Losses
Reported Data for the Period	$734	$399	$401	$494	$476	$410	$395
Securitization Adjustments	928	1,358	1,324	1,307	1,229	1,231	1,249

Managed Provision for Credit Losses	$1,662	$1,757	$1,725	$1,801	$1,705	$1,641	$1,644

BALANCE SHEET — AVERAGE BALANCES
Total Average Assets
Reported Data for the Period	$67,718	$66,133	$63,743	$61,263	$62,923	$63,373	$65,585
Securitization Adjustments	69,035	68,008	70,054	71,814	69,556	68,313	66,528

Managed Average Assets	$136,753	$134,141	$133,797	$133,077	$132,479	$131,686	$132,113

CREDIT QUALITY STATISTICS
Net Charge-offs
Reported Net Charge-offs Data for the Period	$670	$396	$398	$429	$484	$459	$446
Securitization Adjustments	928	1,358	1,324	1,307	1,229	1,231	1,249

Managed Net Charge-offs	$1,598	$1,754	$1,722	$1,736	$1,713	$1,690	$1,695

(a)
JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance of the underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will impact both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Operating results exclude the impact of credit card securitizations on revenue, the provision for credit losses, net charge-offs and receivables. Securitization does not change reported net income versus operating earnings; however, it does affect the classification of items on the Consolidated statement of income.

(b)	Includes Credit Card Income, Other Income and Net Interest Income.

JPMORGAN CHASE & CO. COMMERCIAL BANKING PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions, except ratios)

		PRO FORMA COMBINED
	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR	Memo: Pro Forma
	2004	2004	2004	2003	2003	2003	2003	Adjustments (a)
REVENUE
Lending & Deposit Related Fees	$162	$168	$162	$169	$188	$188	$180	$—
Asset Management, Administration and Commissions	12	10	11	11	12	12	13	—
Other Income (b)	51	95	77	75	66	62	55	—

Subtotal	225	273	250	255	266	262	248	—
Net Interest Income	608	593	583	596	589	593	588	(12)

TOTAL NET REVENUE	833	866	833	851	855	855	836	(12)

Provision for Credit Losses	14	18	(86)	33	84	42	52	—
NONINTEREST EXPENSE
Compensation Expense	176	167	158	152	162	147	150	—
Noncompensation Expense	286	286	274	281	280	297	291	(1)
Amortization of Intangibles	18	18	18	18	19	19	19	18

TOTAL NONINTEREST EXPENSE	480	471	450	451	461	463	460	17

Operating Earnings before Income Tax Expense	339	377	469	367	310	350	324	(29)
Income Tax Expense (Benefit)	124	143	180	142	119	134	124	(11)

OPERATING EARNINGS	$215	$234	$289	$225	$191	$216	$200	$(18)

SELECTED BALANCE SHEET (Average)
Total Assets	$55,957	$55,268	$54,279	$54,359	$56,206	$57,699	$59,426
Loans	50,324	49,727	48,858	48,874	50,461	52,097	53,598
Deposits	64,796	67,695	64,324	59,875	58,259	55,034	54,646
CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$(13)	$30	$—	$51	$83	$60	$79
Nonperforming Loans	579	614	780	875	1,084	1,240	1,192
Net Charge-off Rate	(0.10)%	0.24%	—%	0.41%	0.65%	0.46%	0.60%

Note: For additional information, see pages 57-62.

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each quarter prior to the acquisition of Bank One on July 1, 2004.
(b)	IB-related revenues are included in Other Income.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

		PRO FORMA COMBINED
	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR	Memo: Pro Forma
	2004	2004	2004	2003	2003	2003	2003	Adjustments (a)
REVENUE
Lending & Deposit Related Fees	$218	$243	$245	$243	$238	$229	$227	$—
Asset Management, Administration and Commissions	600	645	601	551	522	509	473	—
Other Income	103	109	85	123	75	73	70	—

Subtotal	921	997	931	917	835	811	770	—
Net Interest Income	418	371	349	353	364	362	360	—

TOTAL NET REVENUE	1,339	1,368	1,280	1,270	1,199	1,173	1,130	—

Provision for Credit Losses	—	3	1	3	2	4	2	—
Credit Reimbursement to IB (b)	(43)	(43)	(43)	(54)	(54)	(54)	(54)	—
NONINTEREST EXPENSE
Compensation Expense	472	466	470	452	437	431	428	—
Noncompensation Expense	654	678	599	540	499	526	469	—
Amortization of Intangibles	30	31	32	25	22	22	22	16

TOTAL NONINTEREST EXPENSE	1,156	1,175	1,101	1,017	958	979	919	16

Operating Earnings before Income Tax Expense	140	147	135	196	185	136	155	(16)
Income Tax Expense (Benefit)	44	44	42	67	60	42	49	(6)

OPERATING EARNINGS	$96	$103	$93	$129	$125	$94	$106	$(10)

REVENUE BY BUSINESS
Treasury Services (c)	$629	$584	$566	$526	$517	$500	$522
Investor Services	404	470	413	396	383	372	351
Institutional Trust Services	306	314	301	348	299	301	257

TOTAL NET REVENUE	$1,339	$1,368	$1,280	$1,270	$1,199	$1,173	$1,130

MEMO
Treasury Services Firmwide Revenue (c)	$1,205	$1,164	$1,131	$1,095	$1,112	$1,097	$1,084

Note: For additional information, see pages 63-68.

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each quarter prior to the acquisition of Bank One on July 1, 2004.
(b)
Management has charged T&SS a credit reimbursement, which is the pre-tax amount of earnings, less cost of capital, related to certain exposures managed within the IB credit portfolio on behalf of clients shared with T&SS.

(c)
T&SS firmwide revenues include T&SS revenues recorded in the other lines of business. Revenues associated with Treasury Services customers who are also customers of the Commercial Bank, Consumer & Small Business and Asset and Wealth Management lines of business are reported in these other lines of business and are excluded from Treasury Services as follows:

	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR	Memo: Pro Forma
($'s in millions)	2004	2004	2004	2003	2003	2003	2003	Adjustments (a)
Treasury Services Revenue Reported in Commercial Banking	$499	$485	$476	$474	$483	$468	$453
Treasury Services Revenue Reported in Other Lines of Business	77	95	89	95	112	129	109

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES PRO FORMA COMBINED HISTORICAL LINE OF BUSINESS INFORMATION (in millions, except ratios and where otherwise noted)

		PRO FORMA COMBINED
	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR
	2004	2004	2004	2003	2003	2003	2003
BUSINESS METRICS
Assets under Custody (in billions)	$8,261	$7,980	$8,001	$7,597	$6,926	$6,777	$6,269
SELECTED BALANCE SHEET (Average)
Total Assets	$24,831	$26,745	$25,141	$26,610	$24,853	$25,719	$22,578
Loans	8,457	8,272	7,524	7,775	7,865	7,874	5,733
Deposits (a)	138,700	134,822	124,824	115,578	115,701	108,257	104,440

(a)	Includes DDA, money markets and foreign deposits.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions, except ratios)

		PRO FORMA COMBINED
	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR	Memo: Pro Forma
	2004	2004	2004	2003	2003	2003	2003	Adjustments (a)
REVENUE
Lending & Deposit Related Fees	$10	$9	$10	$11	$11	$10	$12	$—
Asset Management, Administration and Commissions	859	886	911	844	790	723	715	—
Other Income	55	49	52	89	53	54	17	—

Subtotal	924	944	973	944	854	787	744	—
Net Interest Income	269	241	240	245	242	232	227	(5)

TOTAL NET REVENUE	1,193	1,185	1,213	1,189	1,096	1,019	971	(5)

Provision for Credit Losses	1	(5)	9	37	(3)	6	8	—
NONINTEREST EXPENSE
Compensation Expense	452	448	428	409	424	400	393	—
Noncompensation Expense	409	423	394	413	374	365	368	—
Amortization of Intangibles	23	23	23	22	22	22	22	20

TOTAL NONINTEREST EXPENSE	884	894	845	844	820	787	783	20

Operating Earnings before Income Tax Expense	308	296	359	308	279	226	180	(25)
Income Tax Expense (Benefit)	111	106	130	109	101	82	72	(9)

OPERATING EARNINGS	$197	$190	$229	$199	$178	$144	$108	$(16)

REVENUE BY CLIENT SEGMENT
Institutional	$287	$269	$281	$264	$246	$222	$236
Private Bank	383	388	394	406	386	369	354
Private Client Services	251	241	254	237	231	228	224
Retail	272	287	284	282	233	200	157

Total Net Revenue	$1,193	$1,185	$1,213	$1,189	$1,096	$1,019	$971

SELECTED BALANCE SHEET (Average)
Total Assets	$39,882	$40,223	$40,171	$38,765	$37,834	$38,471	$38,279
Loans	25,408	24,943	24,130	23,618	22,751	23,353	23,617
Deposits	38,520	36,552	34,792	32,722	31,372	30,151	29,246
CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$6	$6	$53	$1	$2	$17	$1
Nonperforming Loans	125	144	159	215	196	221	254
Net Charge-off Rate	0.09%	0.10%	0.88%	0.02%	0.03%	0.29%	0.02%

Note: For additional information, see pages 69-74.

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each quarter prior to the acquisition of Bank One on July 1, 2004.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT PRO FORMA COMBINED HISTORICAL LINE OF BUSINESS INFORMATION (in billions)

		PRO FORMA COMBINED
	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR
	2004	2004	2004	2003	2003	2003	2003
Asset Class
Liquidity	$210	$216	$228	$228	$215	$215	$215
Fixed Income	174	180	185	181	183	173	165
Equities, Balanced and Other	351	355	359	335	304	293	277

Assets under Management	735	751	772	744	702	681	657
Custody / Brokerage / Administration / Deposits	434	428	415	397	385	366	301

Total Assets under Supervision	$1,169	$1,179	$1,187	$1,141	$1,087	$1,047	$958

Client Segment
Institutional
Assets under Management	$426	$436	$449	$436	$417	$383	$370
Custody / Brokerage / Administration / Deposits	170	170	164	160	156	148	141

Assets under Supervision	596	606	613	596	573	531	511
Private Bank
Assets under Management	136	139	141	138	132	130	125
Custody / Brokerage / Administration / Deposits	143	138	135	128	127	121	109

Assets under Supervision	279	277	276	266	259	251	234
Private Client Services
Assets under Management	51	51	52	52	50	50	48
Custody / Brokerage / Administration / Deposits	40	40	39	38	36	36	34

Assets under Supervision	91	91	91	90	86	86	82
Retail
Assets under Management	122	125	129	117	103	118	114
Custody / Brokerage / Administration / Deposits	81	80	78	72	66	61	17

Assets under Supervision	203	205	207	189	169	179	131

Total Assets under Supervision	$1,169	$1,179	$1,187	$1,141	$1,087	$1,047	$958

Geographic Region
Americas
Assets under Management	$531	$546	$560	$548	$526	$521	$512
Custody / Brokerage / Administration / Deposits	404	396	385	362	352	335	273

Assets under Supervision	935	942	945	910	878	856	785
International
Assets under Management	204	205	212	196	176	161	146
Custody / Brokerage / Administration / Deposits	30	32	30	35	33	30	27

Assets under Supervision	234	237	242	231	209	191	173

Total Assets under Supervision	$1,169	$1,179	$1,187	$1,141	$1,087	$1,047	$958

Assets Under Supervision Rollforward
Beginning Balance	$1,179	$1,187	$1,141	$1,087	$1,047	$958	$974
Net Assets Flows	(7)	—	14	(1)	11	(8)	(11)
Market / Other Impact	(3)	(8)	32	55	29	97	(5)

Ending Balance	$1,169	$1,179	$1,187	$1,141	$1,087	$1,047	$958

JPMORGAN CHASE & CO. CORPORATE PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

		PRO FORMA COMBINED
	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR	Memo: Pro Forma
	2004	2004	2004	2003	2003	2003	2003	Adjustments (a)
REVENUE
Securities / Private Equity Gains (Losses)	$347	$343	$561	$(9)	$405	$528	$207	$—
Other Income	67	(11)	(94)	(40)	(145)	(87)	(38)	—

Subtotal	414	332	467	(49)	260	441	245	—
Net Interest Income	(500)	(234)	(277)	(178)	(176)	(120)	(162)	277

TOTAL NET REVENUE	(86)	98	190	(227)	84	321	83	277

Provision for Credit Losses	(1)	(27)	(84)	(48)	(1)	101	72	—
NONINTEREST EXPENSE
Compensation Expense	786	751	799	625	681	776	812	35
Noncompensation Expense	1,148	1,200	1,201	1,230	1,084	1,127	1,069	(10)
Net Expenses Allocated to Other Businesses	(1,426)	(1,463)	(1,452)	(1,379)	(1,396)	(1,424)	(1,448)	—
Amortization of Intangibles	(2)	—	(2)	(2)	(1)	(1)	—	—

TOTAL NONINTEREST EXPENSE	506	488	546	474	368	478	433	25

Operating Earnings before Income Tax Expense	(591)	(363)	(272)	(653)	(283)	(258)	(422)	252
Income Tax Expense (Benefit)	(372)	(260)	(257)	(446)	(232)	(188)	(235)	154

OPERATING EARNINGS	$(219)	$(103)	$(15)	$(207)	$(51)	$(70)	$(187)	$98

Treasury Securities Gains (Losses) (b)	$109	$(54)	$226	$(267)	$107	$477	$423

Treasury Investment Portfolio	65,508	85,460	89,248	86,097	94,014	99,029	97,926

Private Equity Gains (Losses)
Direct Investments	$219	$370	$310	$150	$287	$155	$(118)
Third-Party Fund Investments	16	22	23	72	28	(113)	(101)

Total Private Equity Gains (Losses)	$235	$392	$333	$222	$315	$42	$(219)

Private Equity Portfolio information
Direct Investments
Public Securities
Carrying Value	$958	$936	$809	$741	$774	$660	$538
Cost	675	623	578	509	633	604	697
Quoted Public Value	1,415	1,431	1,239	1,109	1,182	967	770
Private Direct Securities
Carrying Value	6,011	6,140	6,424	6,980	6,945	6,704	6,480
Cost	7,551	7,757	7,924	8,429	8,488	8,305	8,045
Third-Party Fund Investments
Carrying Value	1,138	1,559	1,803	1,896	2,142	2,256	2,436
Cost	1,761	2,161	2,447	2,614	2,912	3,016	3,289

Total Private Equity Portfolio — Carrying Value	$8,107	$8,635	$9,036	$9,617	$9,861	$9,620	$9,454

Total Private Equity Portfolio — Cost	$9,987	$10,541	$10,949	$11,552	$12,033	$11,925	$12,031

Note: For additional information, see pages 75-80.

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each quarter prior to the acquisition of Bank One on July 1, 2004.
(b)	Excludes gains/losses on securities used to manage the risk associated with mortgage servicing rights.

JPMORGAN CHASE & CO. PRO FORMA COMBINED HISTORICAL CREDIT-RELATED INFORMATION (in millions)

		PRO FORMA COMBINED
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2004	2004	2004	2003	2003	2003	2003
CREDIT EXPOSURE
WHOLESALE (a)
Loans — U.S.	$99,451	$102,234	$101,829	$106,477	$113,512	$112,917	$113,753
Loans — Non-U.S.	32,893	33,151	34,376	33,832	33,290	38,871	37,204

TOTAL WHOLESALE LOANS — REPORTED	132,344	135,385	136,205	140,309	146,802	151,788	150,957
CONSUMER (b)
Home Finance	123,403	120,100	111,318	110,716	123,385	112,422	104,267
Auto and Education Finance	62,587	62,671	64,784	63,754	63,375	62,007	62,664
Small Business and Other Consumer	15,126	13,835	13,665	13,343	13,476	14,323	13,661
Credit Card Receivables — Reported	60,241	28,981	29,187	29,543	30,873	31,437	30,669

TOTAL CONSUMER LOANS — REPORTED	261,357	225,587	218,954	217,356	231,109	220,189	211,261
TOTAL LOANS — REPORTED	393,701	360,972	355,159	357,665	377,911	371,977	362,218
Credit Card Securitizations	71,256	99,929	96,232	99,149	94,363	94,035	92,838

TOTAL LOANS — MANAGED	464,957	460,901	451,391	456,814	472,274	466,012	455,056
Derivative Receivables	57,795	55,085	63,898	88,959	89,390	98,945	91,206
Other Receivables	—	108	108	108	108	108	108

TOTAL CREDIT-RELATED ASSETS	522,752	516,094	515,397	545,881	561,772	565,065	546,370
Wholesale Lending-Related Commitments	315,946	321,615	333,655	324,030	348,631	364,091	365,080

TOTAL	$838,698	$837,709	$849,052	$869,911	$910,403	$929,156	$911,450

Memo: Total by Category
Total Wholesale Exposure (c)	$506,085	$512,193	$533,866	$553,406	$584,931	$614,932	$607,351
Total Consumer Managed Loans (d) (e)	332,613	325,516	315,186	316,505	325,472	314,224	304,099

Total	$838,698	$837,709	$849,052	$869,911	$910,403	$929,156	$911,450

(a)	Includes Investment Bank, Treasury & Securities Services, Asset & Wealth Management and Commercial Banking.
(b)	Includes Retail Financial Services and Card Services.
(c)	Represents Total Wholesale Loans, Derivative Receivables, Other Receivables and Wholesale Lending-Related Commitments.
(d)	Excludes consumer lending-related commitments.
(e)	Represents Total Consumer Loans plus Credit Card Securitizations.

JPMORGAN CHASE & CO. PRO FORMA COMBINED HISTORICAL CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratios)

		PRO FORMA COMBINED
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2004	2004	2004	2003	2003	2003	2003
NONPERFORMING ASSETS AND RATIOS
WHOLESALE
Loans — U.S.	$1,405	$1,382	$1,786	$2,108	$2,804	$3,488	$3,755
Loans — Non-U.S.	378	726	856	973	1,322	1,223	1,358

TOTAL WHOLESALE LOANS REPORTED (Excluding Purchased HFS Wholesale Loans)	1,783	2,108	2,642	3,081	4,126	4,711	5,113
CONSUMER
Home Finance	789	750	944	1,103	1,197	1,207	1,271
Auto Finance	211	221	220	264	292	280	304
Small Business and Other Consumer	308	311	319	325	362	351	335
Credit Card Receivables — Reported	9	9	10	11	12	13	14

TOTAL CONSUMER LOANS REPORTED	1,317	1,291	1,493	1,703	1,863	1,851	1,924
TOTAL LOANS REPORTED (Excluding Purchased HFS Wholesale Loans)	3,100	3,399	4,135	4,784	5,989	6,562	7,037
Derivative Receivables	238	223	240	253	260	276	277
Other Receivables	—	108	108	108	108	108	108
Assets Acquired in Loan Satisfactions	299	320	369	422	430	474	480

TOTAL NONPERFORMING ASSETS (Excluding Purchased HFS Wholesale Loans)	$3,637	$4,050	$4,852	$5,567	$6,787	$7,420	$7,902

PURCHASED HELD FOR SALE WHOLESALE LOANS (a)	$355	$374	$331	$22	$21	$1	$—
TOTAL NONPERFORMING LOANS TO TOTAL LOANS	0.79%	0.94%	1.16%	1.34%	1.58%	1.76%	1.94%

(a)	Represents distressed wholesale loans purchased as part of the IB’s proprietary investing activities.

JPMORGAN CHASE & CO. PRO FORMA COMBINED HISTORICAL CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratios)

		PRO FORMA COMBINED
	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31
	2004	2004	2004	2003	2003	2003	2003
NET CHARGE-OFFS
Wholesale Loans	$(24)	$41	$78	$57	$348	$354	$412
Consumer (Excluding Card)	219	176	236	969	318	285	303
Credit Card Receivables — Reported	670	396	398	429	484	459	446

Total Loans — Reported	865	613	712	1,455	1,150	1,098	1,161
Credit Card Securitizations	928	1,358	1,324	1,307	1,229	1,231	1,249

Total Loans — Managed	$1,793	$1,971	$2,036	$2,762	$2,379	$2,329	$2,410

NET CHARGE-OFF RATES - ANNUALIZED
Wholesale Loans (a)	(0.08)%	0.13%	0.25%	0.17%	0.96%	1.03%	1.15%
Consumer (Excluding Card) (b)	0.47	0.40	0.56	2.26	0.77	0.72	0.80
Credit Card Receivables — Reported	4.49	5.35	5.43	5.67	5.69	5.73	5.79
Total Loans — Reported (a) (b)	0.93	0.74	0.88	1.71	1.33	1.34	1.43
Credit Card Securitizations	5.20	5.62	5.51	5.43	5.34	5.39	5.45
Total Loans — Managed (a) (b)	1.62	1.85	1.94	2.53	2.18	2.23	2.31
Memo: Credit Card — Managed	4.88	5.56	5.49	5.48	5.43	5.48	5.53

(a)
Loans held for sale were $7,281 million, $5,259 million, $5,742 million, $4,279 million, $3,778 million, $4,811 million and $3,935 million as of September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, respectively. These amounts are not included in the net charge-off rates.

(b)
Loans held for sale were $14,479 million, $19,818 million, $21,165 million, $25,998 million, $32,376 million, $28,777 million and $25,438 million as of September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, respectively. These amounts are not included in the net charge-off rates.

JPMORGAN CHASE & CO. PRO FORMA COMBINED HISTORICAL CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratios)

		PRO FORMA COMBINED
	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR
	2004	2004	2004	2003	2003	2003	2003
CHANGE IN THE ALLOWANCE FOR LOAN LOSSES
Beginning Balance	$7,090	$7,443	$7,995	$8,660	$9,049	$9,141	$9,273
Net Charge-Offs	(865)	(613)	(712)	(1,455)	(1,150)	(1,098)	(1,161)
Provision for Loan Losses	1,395	285	162	790	758	1,008	1,165
Other (a)	(127)	(25)	(2)	—	3	(2)	(136)

Ending Balance (b)	$7,493	$7,090	$7,443	$7,995	$8,660	$9,049	$9,141

CHANGE IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning Balance	$768	$805	$814	$796	$920	$1,036	$965
Provision for Lending-Related Commitments	(226)	(37)	(9)	18	(123)	(116)	70
Other	(1)	—	—	—	(1)	—	1

Ending Balance (b)	$541	$768	$805	$814	$796	$920	$1,036

ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Total Wholesale	$3,456	$3,506	$3,860	$4,387	$4,831	$5,267	$5,398
Total Consumer	4,037	3,584	3,583	3,608	3,829	3,782	3,743

Total Allowance for Loan Losses	7,493	7,090	7,443	7,995	8,660	9,049	9,141
ALLOWANCE FOR LENDING-RELATED COMMITMENTS	541	768	805	814	796	920	1,036

Total Allowance for Credit Losses	$8,034	$7,858	$8,248	$8,809	$9,456	$9,969	$10,177

Wholesale Allowance for Loan Losses to Total Wholesale Loans (c)	2.76%	2.69%	2.96%	3.23%	3.38%	3.58%	3.67%
Consumer Allowance for Loan Losses to Total Consumer Loans (d)	1.62	1.74	1.81	1.89	1.93	1.98	2.01
Allowance for Loan Losses to Total Loans (c) (d)	2.01	2.11	2.27	2.44	2.53	2.67	2.75
Allowance for Loan Losses to Total Nonperforming Loans (e)	248	219	192	179	149	139	131

(a)	First quarter 2003 includes $138 million related to the transfer of the allowance for accrued interest and fees on securitized credit card loans.
(b)	Not restated for the adoption of the combined Firm methodology for estimating the allowance for credit losses.
(c)
Loans held for sale were $7,281 million, $5,259 million, $5,742 million, $4,279 million, $3,778 million, $4,811 million and $3,935 million as of September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, respectively. These amounts are not included in the allowance coverage ratios.

(d)
Loans held for sale were $12,816 million, $19,818 million, $21,165 million, $25,998 million, $32,376 million, $28,777 million and $25,438 million as of September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, respectively. These amounts are not included in the allowance coverage ratios.

(e)
Nonperforming loans include loans held for sale of $78 million, $155 million, $263 million, $319 million, $181 million, $55 million and $79 million as of September 30, 2004, June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003 and March 31, 2003, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO. PRO FORMA COMBINED HISTORICAL CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratios)

		PRO FORMA COMBINED
	3QTR	2QTR	1QTR	4QTR	3QTR	2QTR	1QTR
	2004	2004	2004	2003	2003	2003	2003
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$(148)	$(283)	$(297)	$(389)	$(175)	$12	$277
Commercial Banking	10	22	(78)	10	83	101	30
Treasury & Securities Services	—	3	1	3	2	3	2
Asset & Wealth Management	1	(4)	8	37	(3)	7	8
Corporate	(1)	(27)	(83)	(48)	(1)	101	64

Total Wholesale	(138)	(289)	(449)	(387)	(94)	224	381
Retail Financial Services	239	175	210	683	376	374	389
Card Services	734	399	401	494	476	410	395

Total Consumer	973	574	611	1,177	852	784	784
Accounting Policy Conformity	560	—	—	—	—	—	—

Total Provision for Loan Losses	1,395	285	162	790	758	1,008	1,165

LENDING-RELATED COMMITMENTS
Investment Bank	$(3)	(32)	(6)	(7)	(123)	(57)	40
Commercial Banking	4	(4)	(8)	23	1	(59)	22
Treasury & Securities Services	—	—	—	—	—	1	—
Asset & Wealth Management	—	(1)	1	—	—	(1)	—
Corporate	—	—	(1)	—	—	—	8

Total Wholesale	1	(37)	(14)	16	(122)	(116)	70
Retail Financial Services	—	—	5	2	(1)	—	—
Card Services	—	—	—	—	—	—	—

Total Consumer	—	—	5	2	(1)	—	—
Accounting Policy Conformity	(227)	—	—	—	—	—	—

Total Provision for Lending-Related Commitments	(226)	(37)	(9)	18	(123)	(116)	70

PROVISION FOR CREDIT LOSSES
Investment Bank	(151)	(315)	(303)	(396)	(298)	(45)	317
Commercial Banking	14	18	(86)	33	84	42	52
Treasury & Securities Services	—	3	1	3	2	4	2
Asset & Wealth Management	1	(5)	9	37	(3)	6	8
Corporate	(1)	(27)	(84)	(48)	(1)	101	72

Total Wholesale	(137)	(326)	(463)	(371)	(216)	108	451
Retail Financial Services	239	175	215	685	375	374	389
Card Services	734	399	401	494	476	410	395

Total Consumer	973	574	616	1,179	851	784	784
Accounting Policy Conformity	333	—	—	—	—	—	—

Total Provision for Credit Losses	1,169	248	153	808	635	892	1,235

Securitized Credit Losses	928	1,358	1,324	1,307	1,229	1,231	1,249
Accounting Policy Conformity	(333)	—	—	—	—	—	—

Managed Provision for Credit Losses	$1,764	$1,606	$1,477	$2,115	$1,864	$2,123	$2,484

APPENDIX

JPMORGAN CHASE & CO. PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME — OPERATING BASIS (in millions)

	Second Quarter 2004
	Historical	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Bank One	Combined	Adjustments (a)	Combined
REVENUE
Investment Banking Fees	$893	$46	$939	$—	$939
Trading Revenue	1,312	95	1,407	—	1,407
Lending & Deposit Related Fees	412	545	957	—	957
Asset Management, Administration and Commissions	1,770	486	2,256	2	2,258
Securities / Private Equity Gains (Losses)	460	(57)	403	—	403
Mortgage Fees and Related Income	338	23	361	(1)	360
Credit Card Income	324	634	958	17	975
Other Income	215	170	385	4	389

Subtotal	5,724	1,942	7,666	22	7,688

Interest Income	6,013	4,593	10,606	(45)	10,561
Interest Expense	2,620	1,182	3,802	(190)	3,612

Net Interest Income	3,393	3,411	6,804	145	6,949

TOTAL NET REVENUE	9,117	5,353	14,470	167	14,637

Managed Provision for Credit Losses	689	917	1,606	—	1,606

NONINTEREST EXPENSE
Compensation Expense	2,943	1,249	4,192	35	4,227
Occupancy Expense	440	170	610	(14)	596
Technology and Communications Expense	786	176	962	(2)	960
Professional & Outside Services	752	354	1,106	—	1,106
Marketing	202	319	521	—	521
Other Expense	511	535	1,046	(9)	1,037
Amortization of Intangibles	79	34	113	279	392

TOTAL NONINTEREST EXPENSE	5,713	2,837	8,550	289	8,839

Operating Earnings before Income Tax Expense	2,715	1,599	4,314	(122)	4,192
Income Tax Expense (Benefit)	909	482	1,391	14	1,405

OPERATING EARNINGS	$1,806	$1,117	$2,923	$(136)	$2,787

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME — OPERATING BASIS (in millions)

	First Quarter 2004
	Historical	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Bank One	Combined	Adjustments (a)	Combined
REVENUE
Investment Banking Fees	$692	$52	$744	$—	$744
Trading Revenue	2,296	57	2,353	—	2,353
Lending & Deposit Related Fees	414	527	941	—	941
Asset Management, Administration and Commissions	1,771	522	2,293	2	2,295
Securities / Private Equity Gains (Losses)	432	155	587	—	587
Mortgage Fees and Related Income	259	—	259	(1)	258
Credit Card Income	279	511	790	17	807
Other Income	93	202	295	4	299

Subtotal	6,236	2,026	8,262	22	8,284

Interest Income	5,888	4,701	10,589	(45)	10,544
Interest Expense	2,640	1,247	3,887	(190)	3,697

Net Interest Income	3,248	3,454	6,702	145	6,847

TOTAL NET REVENUE	9,484	5,480	14,964	167	15,131

Managed Provision for Credit Losses	488	989	1,477	—	1,477

NONINTEREST EXPENSE
Compensation Expense	3,302	1,230	4,532	35	4,567
Occupancy Expense	431	177	608	(14)	594
Technology and Communications Expense	819	172	991	(2)	989
Professional & Outside Services	816	381	1,197	—	1,197
Marketing	199	290	489	—	489
Other Expense	447	447	894	(9)	885
Amortization of Intangibles	79	33	112	279	391

TOTAL NONINTEREST EXPENSE	6,093	2,730	8,823	289	9,112

Operating Earnings before Income Tax Expense	2,903	1,761	4,664	(122)	4,542
Income Tax Expense (Benefit)	973	528	1,501	14	1,515

OPERATING EARNINGS	$1,930	$1,233	$3,163	$(136)	$3,027

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME — OPERATING BASIS (in millions)

	Fourth Quarter 2003
	Historical	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Bank One	Combined	Adjustments (a)	Combined
REVENUE
Investment Banking Fees	$846	$79	$925	$—	$925
Trading Revenue	1,272	23	1,295	—	1,295
Lending & Deposit Related Fees	451	502	953	—	953
Asset Management, Administration and Commissions	1,586	504	2,090	2	2,092
Securities / Private Equity Gains (Losses)	192	(159)	33	—	33
Mortgage Fees and Related Income	149	23	172	(1)	171
Credit Card Income	317	630	947	17	964
Other Income	232	77	309	4	313

Subtotal	5,045	1,679	6,724	22	6,746

Interest Income	6,117	4,620	10,737	(45)	10,692
Interest Expense	2,594	1,232	3,826	(190)	3,636

Net Interest Income	3,523	3,388	6,911	145	7,056

TOTAL NET REVENUE	8,568	5,067	13,635	167	13,802

Managed Provision for Credit Losses	601	1,514	2,115	—	2,115

NONINTEREST EXPENSE
Compensation Expense	2,508	1,148	3,656	35	3,691
Occupancy Expense	482	173	655	(14)	641
Technology and Communications Expense	756	179	935	(2)	933
Professional & Outside Services	777	376	1,153	—	1,153
Marketing	200	264	464	—	464
Other Expense	461	579	1,040	(9)	1,031
Amortization of Intangibles	74	38	112	279	391

TOTAL NONINTEREST EXPENSE	5,258	2,757	8,015	289	8,304

Operating Earnings before Income Tax Expense	2,709	796	3,505	(122)	3,383
Income Tax Expense (Benefit)	845	196	1,041	14	1,055

OPERATING EARNINGS (b)	$1,864	$600	$2,464	$(136)	$2,328

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.
(b)	Excludes the net gain on the sale of the Bank One corporate trust business to JPMorgan Chase of $597 million (pre-tax) or $380 million (after-tax).

JPMORGAN CHASE & CO. PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME — OPERATING BASIS (in millions)

	Third Quarter 2003
	Historical	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Bank One	Combined	Adjustments (a)	Combined
REVENUE
Investment Banking Fees	$649	$93	$742	$—	$742
Trading Revenue	1,278	23	1,301	—	1,301
Lending & Deposit Related Fees	456	503	959	—	959
Asset Management, Administration and Commissions	1,518	466	1,984	2	1,986
Securities / Private Equity Gains (Losses)	284	91	375	—	375
Mortgage Fees and Related Income	15	49	64	(1)	63
Credit Card Income	272	574	846	17	863
Other Income	182	(116)	66	4	70

Subtotal	4,654	1,683	6,337	22	6,359

Interest Income	6,238	4,524	10,762	(45)	10,717
Interest Expense	2,641	1,247	3,888	(190)	3,698

Net Interest Income	3,597	3,277	6,874	145	7,019

TOTAL NET REVENUE	8,251	4,960	13,211	167	13,378

Managed Provision for Credit Losses	694	1,170	1,864	—	1,864

NONINTEREST EXPENSE
Compensation Expense	2,631	1,144	3,775	35	3,810
Occupancy Expense	391	175	566	(14)	552
Technology and Communications Expense	719	178	897	(2)	895
Professional & Outside Services	703	350	1,053	—	1,053
Marketing	179	253	432	—	432
Other Expense	431	396	827	(9)	818
Amortization of Intangibles	73	35	108	279	387

TOTAL NONINTEREST EXPENSE	5,127	2,531	7,658	289	7,947

Operating Earnings before Income Tax Expense	2,430	1,259	3,689	(122)	3,567
Income Tax Expense (Benefit)	802	377	1,179	14	1,193

OPERATING EARNINGS	$1,628	$882	$2,510	$(136)	$2,374

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME- OPERATING BASIS (in millions)

	Second Quarter 2003
	Historical	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Bank One	Combined	Adjustments (a)	Combined
REVENUE
Investment Banking Fees	$779	$120	$899	$—	$899
Trading Revenue	2,025	(77)	1,948	—	1,948
Lending & Deposit Related Fees	411	483	894	—	894
Asset Management, Administration and Commissions	1,427	451	1,878	2	1,880
Securities / Private Equity Gains (Losses)	739	154	893	—	893
Mortgage Fees and Related Income	317	5	322	(1)	321
Credit Card Income	273	539	812	17	829
Other Income	29	113	142	4	146

Subtotal	6,000	1,788	7,788	22	7,810

Interest Income	6,349	4,462	10,811	(45)	10,766
Interest Expense	2,801	1,327	4,128	(190)	3,938

Net Interest Income	3,548	3,135	6,683	145	6,828

TOTAL NET REVENUE	9,548	4,923	14,471	167	14,638

Managed Provision for Credit Losses	915	1,208	2,123	—	2,123

NONINTEREST EXPENSE
Compensation Expense	3,151	1,165	4,316	35	4,351
Occupancy Expense	543	166	709	(14)	695
Technology and Communications Expense	732	173	905	(2)	903
Professional & Outside Services	718	343	1,061	—	1,061
Marketing	167	215	382	—	382
Other Expense	482	401	883	(9)	874
Amortization of Intangibles	73	32	105	279	384

TOTAL NONINTEREST EXPENSE	5,866	2,495	8,361	289	8,650

Operating Earnings before Income Tax Expense	2,767	1,220	3,987	(122)	3,865
Income Tax Expense (Benefit)	940	365	1,305	14	1,319

OPERATING EARNINGS	$1,827	$855	$2,682	$(136)	$2,546

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME — OPERATING BASIS (in millions)

	First Quarter 2003
	Historical	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Bank One	Combined	Adjustments (a)	Combined
REVENUE
Investment Banking Fees	$616	$80	$696	$—	$696
Trading Revenue	1,981	5	1,986	—	1,986
Lending & Deposit Related Fees	409	452	861	—	861
Asset Management, Administration and Commissions	1,375	473	1,848	2	1,850
Securities / Private Equity Gains (Losses)	264	72	336	—	336
Mortgage Fees and Related Income	442	9	451	(1)	450
Credit Card Income	225	503	728	17	745
Other Income	87	70	157	4	161

Subtotal	5,399	1,664	7,063	22	7,085

Interest Income	6,531	4,531	11,062	(45)	11,017
Interest Expense	3,043	1,370	4,413	(190)	4,223

Net Interest Income	3,488	3,161	6,649	145	6,794

TOTAL NET REVENUE	8,887	4,825	13,712	167	13,879

Managed Provision for Credit Losses	1,200	1,284	2,484	—	2,484

NONINTEREST EXPENSE
Compensation Expense	3,097	1,138	4,235	35	4,270
Occupancy Expense	496	164	660	(14)	646
Technology and Communications Expense	637	159	796	(2)	794
Professional & Outside Services	677	324	1,001	—	1,001
Marketing	164	226	390	—	390
Other Expense	420	338	758	(9)	749
Amortization of Intangibles	74	32	106	279	385

TOTAL NONINTEREST EXPENSE	5,565	2,381	7,946	289	8,235

Operating Earnings before Income Tax Expense	2,122	1,160	3,282	(122)	3,160
Income Tax Expense (Benefit)	722	342	1,064	14	1,078

OPERATING EARNINGS	$1,400	$818	$2,218	$(136)	$2,082

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

INVESTMENT BANK

JPMORGAN CHASE & CO. INVESTMENT BANK PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Second Quarter 2004
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Investment Banking Fees:
Advisory	$268	$269	$—	$269
Equity Underwriting	221	223	—	223
Debt Underwriting	402	445	—	445

Total Investment Banking Fees	891	937	—	937

Trading-Related Revenue:
Fixed Income and Other	1,293	1,416	—	1,416
Equities	(57)	(88)	—	(88)

Total Trading-Related Revenue	1,236	1,328	—	1,328

Lending & Deposit Related Fees	112	172	—	172
Asset Management, Administration and Commissions	348	357	—	357
Other Income	45	128	—	128

Subtotal	2,632	2,922	—	2,922
Net Interest Income	307	474	1	475

TOTAL NET REVENUE	2,939	3,396	1	3,397

Provision for Credit Losses	(128)	(315)	—	(315)
Credit Reimbursement from T&SS	2	43	—	43

NONINTEREST EXPENSE
Compensation Expense	1,126	1,240	—	1,240
Noncompensation Expense	930	940	(5)	935
Amortization of Intangibles	—	—	—	—

TOTAL NONINTEREST EXPENSE	2,056	2,180	(5)	2,175

Operating Earnings before Income Tax Expense	1,013	1,574	6	1,580
Income Tax Expense (Benefit)	369	562	2	564

OPERATING EARNINGS	$644	$1,012	$4	$1,016

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. INVESTMENT BANK PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	First Quarter 2004
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Investment Banking Fees:
Advisory	$147	$147	$—	$147
Equity Underwriting	177	179	—	179
Debt Underwriting	366	417	—	417

Total Investment Banking Fees	690	743	—	743

Trading-Related Revenue:
Fixed Income and Other	1,885	1,994	—	1,994
Equities	391	333	—	333

Total Trading-Related Revenue	2,276	2,327	—	2,327

Lending & Deposit Related Fees	96	155	—	155
Asset Management, Administration and Commissions	393	405	—	405
Other Income	14	105	—	105

Subtotal	3,469	3,735	—	3,735
Net Interest Income	295	471	1	472

TOTAL NET REVENUE	3,764	4,206	1	4,207

Provision for Credit Losses	(188)	(303)	—	(303)
Credit Reimbursement from T&SS	2	43	—	43

NONINTEREST EXPENSE
Compensation Expense	1,386	1,492	—	1,492
Noncompensation Expense	940	941	(5)	936
Amortization of Intangibles	—	—	—	—

TOTAL NONINTEREST EXPENSE	2,326	2,433	(5)	2,428

Operating Earnings before Income Tax Expense	1,628	2,119	6	2,125
Income Tax Expense (Benefit)	611	772	2	774

OPERATING EARNINGS	$1,017	$1,347	$4	$1,351

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. INVESTMENT BANK PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Fourth Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Investment Banking Fees:
Advisory	$157	$161	$—	$161
Equity Underwriting	255	255	—	255
Debt Underwriting	428	509	—	509

Total Investment Banking Fees	840	925	—	925

Trading-Related Revenue:
Fixed Income and Other	1,159	1,137	—	1,137
Equities	46	93	—	93

Total Trading-Related Revenue	1,205	1,230	—	1,230

Lending & Deposit Related Fees	131	154	—	154
Asset Management, Administration and Commissions	309	333	—	333
Other Income	65	166	—	166

Subtotal	2,550	2,808	—	2,808
Net Interest Income	348	507	1	508

TOTAL NET REVENUE	2,898	3,315	1	3,316

Provision for Credit Losses	(241)	(396)	—	(396)
Credit Reimbursement from T&SS	(5)	54	—	54

NONINTEREST EXPENSE
Compensation Expense	821	949	—	949
Noncompensation Expense	980	985	(5)	980
Amortization of Intangibles	—	—	—	—

TOTAL NONINTEREST EXPENSE	1,801	1,934	(5)	1,929

Operating Earnings before Income Tax Expense	1,333	1,831	6	1,837
Income Tax Expense (Benefit)	524	678	2	680

OPERATING EARNINGS	$809	$1,153	$4	$1,157

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. INVESTMENT BANK PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Third Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Investment Banking Fees:
Advisory	$161	$161	$—	$161
Equity Underwriting	173	176	—	176
Debt Underwriting	305	402	—	402

Total Investment Banking Fees	639	739	—	739

Trading-Related Revenue:
Fixed Income and Other	1,163	1,164	—	1,164
Equities	80	98	—	98

Total Trading-Related Revenue	1,243	1,262	—	1,262

Lending & Deposit Related Fees	115	139	—	139
Asset Management, Administration and Commissions	314	335	—	335
Other Income	50	128	—	128

Subtotal	2,361	2,603	—	2,603
Net Interest Income	431	598	1	599

TOTAL NET REVENUE	2,792	3,201	1	3,202

Provision for Credit Losses	(181)	(298)	—	(298)
Credit Reimbursement from T&SS	(10)	54	—	54

NONINTEREST EXPENSE
Compensation Expense	956	1,061	—	1,061
Noncompensation Expense	865	864	(5)	859
Amortization of Intangibles	—	—	—	—

TOTAL NONINTEREST EXPENSE	1,821	1,925	(5)	1,920

Operating Earnings before Income Tax Expense	1,142	1,628	6	1,634
Income Tax Expense (Benefit)	449	602	2	604

OPERATING EARNINGS	$693	$1,026	$4	$1,030

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. INVESTMENT BANK PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Second Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Investment Banking Fees:
Advisory	$162	$164	$—	$164
Equity Underwriting	163	168	—	168
Debt Underwriting	444	564	—	564

Total Investment Banking Fees	769	896	—	896

Trading-Related Revenue:
Fixed Income and Other	1,951	1,766	—	1,766
Equities	56	161	—	161

Total Trading-Related Revenue	2,007	1,927	—	1,927

Lending & Deposit Related Fees	101	126	—	126
Asset Management, Administration and Commissions	305	334	—	334
Other Income	—	68	—	68

Subtotal	3,182	3,351	—	3,351
Net Interest Income	402	579	1	580

TOTAL NET REVENUE	3,584	3,930	1	3,931

Provision for Credit Losses	(4)	(45)	—	(45)
Credit Reimbursement from T&SS	(9)	54	—	54

NONINTEREST EXPENSE
Compensation Expense	1,372	1,482	—	1,482
Noncompensation Expense	1,070	1,073	(5)	1,068
Amortization of Intangibles	—	—	—	—

TOTAL NONINTEREST EXPENSE	2,442	2,555	(5)	2,550

Operating Earnings before Income Tax Expense	1,137	1,474	6	1,480
Income Tax Expense (Benefit)	421	526	2	528

OPERATING EARNINGS	$716	$948	$4	$952

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. INVESTMENT BANK PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	First Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Investment Banking Fees:
Advisory	$160	$160	$—	$160
Equity Underwriting	108	108	—	108
Debt Underwriting	355	443	—	443

Total Investment Banking Fees	623	711	—	711

Trading-Related Revenue:
Fixed Income and Other	1,743	1,731	—	1,731
Equities	188	206	—	206

Total Trading-Related Revenue	1,931	1,937	—	1,937
Lending & Deposit Related Fees	93	116	—	116
Asset Management, Administration and Commissions	289	315	—	315
Other Income	(12)	58	—	58

Subtotal	2,924	3,137	—	3,137
Net Interest Income	486	667	1	668

TOTAL NET REVENUE	3,410	3,804	1	3,805

Provision for Credit Losses	245	317	—	317
Credit Reimbursement from T&SS	(12)	54	—	54

NONINTEREST EXPENSE
Compensation Expense	1,313	1,401	—	1,401
Noncompensation Expense	925	920	(5)	915
Amortization of Intangibles	—	—	—	—

TOTAL NONINTEREST EXPENSE	2,238	2,321	(5)	2,316

Operating Earnings before Income Tax Expense	915	1,220	6	1,226
Income Tax Expense (Benefit)	328	434	2	436

OPERATING EARNINGS	$587	$786	$4	$790

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

RETAIL FINANCIAL SERVICES

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Second Quarter 2004
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$124	$375	$—	$375
Asset Management, Administration and Commissions	100	336	2	338
Securities / Private Equity Gains (Losses)	—	—	—	—
Mortgage Fees and Related Income	365	399	(1)	398
Credit Card Income	25	89	—	89
Other Income	10	65	—	65

Subtotal	624	1,264	1	1,265
Net Interest Income	1,211	2,584	24	2,608

TOTAL NET REVENUE	1,835	3,848	25	3,873

Provision for Credit Losses	78	175	—	175

NONINTEREST EXPENSE
Compensation Expense	450	840	—	840
Noncompensation Expense	680	1,300	(3)	1,297
Amortization of Intangibles	1	1	132	133

TOTAL NONINTEREST EXPENSE	1,131	2,141	129	2,270

Operating Earnings before Income Tax Expense and Non-Core Portfolio Actions	626	1,532	(104)	1,428
Income Tax Expense (Benefit)	230	577	(41)	536

Operating Earnings before Non-Core Portfolio Actions	396	955	(63)	892

Non-Core Portfolio Actions:
Impacts to:
Other Income	—	74	—	74
Provision for Credit Losses	—	—	—	—

Total Non-Core Portfolio Actions	—	74	—	74
Income Tax Expense (Benefit)	—	28	—	28

Operating Earnings from Non-Core Portfolio Actions	—	46	—	46

OPERATING EARNINGS	$396	$1,001	$(63)	$938

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	First Quarter 2004
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$121	$358	$—	$358
Asset Management, Administration and Commissions	95	355	2	357
Securities / Private Equity Gains (Losses)	—	—	—	—
Mortgage Fees and Related Income	255	262	(1)	261
Credit Card Income	19	75	—	75
Other Income	(24)	4	—	4

Subtotal	466	1,054	1	1,055
Net Interest Income	1,145	2,601	24	2,625

TOTAL NET REVENUE	1,611	3,655	25	3,680

Provision for Credit Losses	54	197	—	197

NONINTEREST EXPENSE
Compensation Expense	509	897	—	897
Noncompensation Expense	731	1,352	(3)	1,349
Amortization of Intangibles	1	1	132	133

TOTAL NONINTEREST EXPENSE	1,241	2,250	129	2,379

Operating Earnings before Income Tax Expense and Non-Core Portfolio Actions	316	1,208	(104)	1,104
Income Tax Expense (Benefit)	110	454	(41)	413

Operating Earnings before Non-Core Portfolio Actions	206	754	(63)	691

Non-Core Portfolio Actions:
Impacts to:
Other Income	—	104	—	104
Provision for Credit Losses	—	18	—	18

Total Non-Core Portfolio Actions	—	86	—	86
Income Tax Expense (Benefit)	—	33	—	33

Operating Earnings from Non-Core Portfolio Actions	—	53	—	53

OPERATING EARNINGS	$206	$807	$(63)	$744

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Fourth Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$126	$371	$—	$371
Asset Management, Administration and Commissions	95	316	2	318
Securities / Private Equity Gains (Losses)	18	18	—	18
Mortgage Fees and Related Income	140	173	(1)	172
Credit Card Income	24	75	—	75
Other Income	(15)	16	—	16

Subtotal	388	969	1	970
Net Interest Income	1,334	2,672	24	2,696

TOTAL NET REVENUE	1,722	3,641	25	3,666

Provision for Credit Losses	72	270	—	270

NONINTEREST EXPENSE
Compensation Expense	443	802	—	802
Noncompensation Expense	726	1,355	(3)	1,352
Amortization of Intangibles	1	1	132	133

TOTAL NONINTEREST EXPENSE	1,170	2,158	129	2,287

Operating Earnings before Income Tax Expense and Non-Core Portfolio Actions	480	1,213	(104)	1,109
Income Tax Expense (Benefit)	175	464	(41)	423

Operating Earnings before Non-Core Portfolio Actions	305	749	(63)	686

Non-Core Portfolio Actions:
Impacts to:
Other Income	—	—	—	—
Provision for Credit Losses	—	415	—	415

Total Non-Core Portfolio Actions	—	(415)	—	(415)
Income Tax Expense (Benefit)	—	(158)	—	(158)

Operating Earnings from Non-Core Portfolio Actions	—	(257)	—	(257)

OPERATING EARNINGS	$305	$492	$(63)	$429

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Third Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$125	$373	$—	$373
Asset Management, Administration and Commissions	86	293	2	295
Securities / Private Equity Gains (Losses)	(62)	(61)	—	(61)
Mortgage Fees and Related Income	12	57	(1)	56
Credit Card Income	27	79	—	79
Other Income	(4)	(4)	—	(4)

Subtotal	184	737	1	738
Net Interest Income	1,345	2,628	24	2,652

TOTAL NET REVENUE	1,529	3,365	25	3,390

Provision for Credit Losses	158	375	—	375

NONINTEREST EXPENSE
Compensation Expense	381	739	—	739
Noncompensation Expense	704	1,279	(3)	1,276
Amortization of Intangibles	1	1	132	133

TOTAL NONINTEREST EXPENSE	1,086	2,019	129	2,148

Operating Earnings before Income Tax Expense and Non-Core Portfolio Actions	285	971	(104)	867
Income Tax Expense (Benefit)	104	366	(41)	325

Operating Earnings before Non-Core Portfolio Actions	181	605	(63)	542

Non-Core Portfolio Actions:
Impacts to:
Other Income	—	—	—	—
Provision for Credit Losses	—	—	—	—

Total Non-Core Portfolio Actions	—	—	—	—
Income Tax Expense (Benefit)	—	—	—	—

Operating Earnings from Non-Core Portfolio Actions	—	—	—	—

OPERATING EARNINGS	$181	$605	$(63)	$542

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Second Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$121	$351	$—	$351
Asset Management, Administration and Commissions	91	286	2	288
Securities / Private Equity Gains (Losses)	323	324	—	324
Mortgage Fees and Related Income	314	318	(1)	317
Credit Card Income	30	90	—	90
Other Income	5	(12)	—	(12)

Subtotal	884	1,357	1	1,358
Net Interest Income	1,321	2,556	24	2,580

TOTAL NET REVENUE	2,205	3,913	25	3,938

Provision for Credit Losses	108	289	—	289

NONINTEREST EXPENSE
Compensation Expense	446	817	—	817
Noncompensation Expense	669	1,215	(3)	1,212
Amortization of Intangibles	1	1	132	133

TOTAL NONINTEREST EXPENSE	1,116	2,033	129	2,162

Operating Earnings before Income Tax Expense and Non-Core Portfolio Actions	981	1,591	(104)	1,487
Income Tax Expense (Benefit)	359	595	(41)	554

Operating Earnings before Non-Core Portfolio Actions	622	996	(63)	933

Non-Core Portfolio Actions:
Impacts to:
Other Income	—	—	—	—
Provision for Credit Losses	—	85	—	85

Total Non-Core Portfolio Actions	—	(85)	—	(85)
Income Tax Expense (Benefit)	—	(32)	—	(32)

Operating Earnings from Non-Core Portfolio Actions	—	(53)	—	(53)

OPERATING EARNINGS	$622	$943	$(63)	$880

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	First Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$114	$324	$—	$324
Asset Management, Administration and Commissions	85	299	2	301
Securities / Private Equity Gains (Losses)	102	102	—	102
Mortgage Fees and Related Income	439	454	(1)	453
Credit Card Income	26	79	—	79
Other Income	(14)	(19)	—	(19)

Subtotal	752	1,239	1	1,240
Net Interest Income	1,220	2,512	24	2,536

TOTAL NET REVENUE	1,972	3,751	25	3,776

Provision for Credit Losses	183	389	—	389

NONINTEREST EXPENSE
Compensation Expense	425	789	—	789
Noncompensation Expense	673	1,222	(3)	1,219
Amortization of Intangibles	1	1	132	133

TOTAL NONINTEREST EXPENSE	1,099	2,012	129	2,141

Operating Earnings before Income Tax Expense and Non-Core Portfolio Actions	690	1,350	(104)	1,246
Income Tax Expense (Benefit)	251	505	(41)	464

Operating Earnings before Non-Core Portfolio Actions	439	845	(63)	782

Non-Core Portfolio Actions:
Impacts to:
Other Income	—	—	—	—
Provision for Credit Losses	—	—	—	—

Total Non-Core Portfolio Actions	—	—	—	—
Income Tax Expense (Benefit)	—	—	—	—

Operating Earnings from Non-Core Portfolio Actions	—	—	—	—

OPERATING EARNINGS	$439	$845	$(63)	$782

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

CARD SERVICES

JPMORGAN CHASE & CO. CARD SERVICES PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Second Quarter 2004
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Asset Management, Administration and Commissions	$25	$26	$—	$26
Credit Card Income	271	806	17	823
Other Income	20	28	4	32

Subtotal	316	860	21	881
Net Interest Income	1,271	3,035	(140)	2,895

TOTAL NET REVENUE	1,587	3,895	(119)	3,776

Managed Provision for Credit Losses	748	1,757	—	1,757

NONINTEREST EXPENSE
Compensation Expense	150	315	—	315
Noncompensation Expense	353	870	(6)	864
Amortization of Intangibles	62	94	93	187

TOTAL NONINTEREST EXPENSE	565	1,279	87	1,366

Operating Earnings before Income Tax Expense	274	859	(206)	653
Income Tax Expense (Benefit)	98	319	(75)	244

OPERATING EARNINGS	$176	$540	$(131)	$409

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. CARD SERVICES PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	First Quarter 2004
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Asset Management, Administration and Commissions	$24	$25	$—	$25
Credit Card Income	238	661	17	678
Other Income	22	62	4	66

Subtotal	284	748	21	769
Net Interest Income	1,273	2,995	(140)	2,855

TOTAL NET REVENUE	1,557	3,743	(119)	3,624

Managed Provision for Credit Losses	706	1,725	—	1,725

NONINTEREST EXPENSE
Compensation Expense	156	323	—	323
Noncompensation Expense	381	859	(6)	853
Amortization of Intangibles	62	94	93	187

TOTAL NONINTEREST EXPENSE	599	1,276	87	1,363

Operating Earnings before Income Tax Expense	252	742	(206)	536
Income Tax Expense (Benefit)	90	275	(75)	200

OPERATING EARNINGS	$162	$467	$(131)	$336

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. CARD SERVICES PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Fourth Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Asset Management, Administration and Commissions	$26	$27	$—	$27
Credit Card Income	271	822	17	839
Other Income	23	31	4	35

Subtotal	320	880	21	901
Net Interest Income	1,295	2,976	(140)	2,836

TOTAL NET REVENUE	1,615	3,856	(119)	3,737

Managed Provision for Credit Losses	792	1,801	—	1,801

NONINTEREST EXPENSE
Compensation Expense	144	302	—	302
Noncompensation Expense	345	811	(6)	805
Amortization of Intangibles	65	102	93	195

TOTAL NONINTEREST EXPENSE	554	1,215	87	1,302

Operating Earnings before Income Tax Expense	269	840	(206)	634
Income Tax Expense (Benefit)	96	313	(75)	238

OPERATING EARNINGS	$173	$527	$(131)	$396

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. CARD SERVICES PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Third Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Asset Management, Administration and Commissions	$25	$26	$—	$26
Credit Card Income	236	729	17	746
Other Income	13	27	4	31

Subtotal	274	782	21	803
Net Interest Income	1,291	2,889	(140)	2,749

TOTAL NET REVENUE	1,565	3,671	(119)	3,552

Managed Provision for Credit Losses	705	1,705	—	1,705

NONINTEREST EXPENSE
Compensation Expense	149	306	—	306
Noncompensation Expense	337	780	(6)	774
Amortization of Intangibles	65	99	93	192

TOTAL NONINTEREST EXPENSE	551	1,185	87	1,272

Operating Earnings before Income Tax Expense	309	781	(206)	575
Income Tax Expense (Benefit)	110	291	(75)	216

OPERATING EARNINGS	$199	$490	$(131)	$359

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. CARD SERVICES PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Second Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Asset Management, Administration and Commissions	$25	$26	$—	$26
Credit Card Income	231	685	17	702
Other Income	7	68	4	72

Subtotal	263	779	21	800
Net Interest Income	1,244	2,741	(140)	2,601

TOTAL NET REVENUE	1,507	3,520	(119)	3,401

Managed Provision for Credit Losses	712	1,641	—	1,641

NONINTEREST EXPENSE
Compensation Expense	144	298	—	298
Noncompensation Expense	329	750	(6)	744
Amortization of Intangibles	65	96	93	189

TOTAL NONINTEREST EXPENSE	538	1,144	87	1,231

Operating Earnings before Income Tax Expense	257	735	(206)	529
Income Tax Expense (Benefit)	92	274	(75)	199

OPERATING EARNINGS	$165	$461	$(131)	$330

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. CARD SERVICES PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	First Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Asset Management, Administration and Commissions	$32	$33	$—	$33
Credit Card Income	192	618	17	635
Other Income	11	29	4	33

Subtotal	235	680	21	701
Net Interest Income	1,222	2,717	(140)	2,577

TOTAL NET REVENUE	1,457	3,397	(119)	3,278

Managed Provision for Credit Losses	695	1,644	—	1,644

NONINTEREST EXPENSE
Compensation Expense	145	297	—	297
Noncompensation Expense	325	703	(6)	697
Amortization of Intangibles	65	96	93	189

TOTAL NONINTEREST EXPENSE	535	1,096	87	1,183

Operating Earnings before Income Tax Expense	227	657	(206)	451
Income Tax Expense (Benefit)	81	243	(75)	168

OPERATING EARNINGS	$146	$414	$(131)	$283

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

COMMERCIAL BANKING

JPMORGAN CHASE & CO. COMMERCIAL BANKING PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Second Quarter 2004
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$67	$168	$—	$168
Asset Management, Administration and Commissions	4	10	—	10
Other Income	29	95	—	95

Subtotal	100	273	—	273
Net Interest Income	234	605	(12)	593

TOTAL NET REVENUE	334	878	(12)	866

Provision for Credit Losses	19	18	—	18

NONINTEREST EXPENSE
Compensation Expense	65	167	—	167
Noncompensation Expense	138	287	(1)	286
Amortization of Intangibles	—	—	18	18

TOTAL NONINTEREST EXPENSE	203	454	17	471

Operating Earnings before Income Tax Expense	112	406	(29)	377
Income Tax Expense (Benefit)	47	154	(11)	143

OPERATING EARNINGS	$65	$252	$(18)	$234

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. COMMERCIAL BANKING PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	First Quarter 2004
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$65	$162	$—	$162
Asset Management, Administration and Commissions	4	11	—	11
Other Income	26	77	—	77

Subtotal	95	250	—	250
Net Interest Income	227	595	(12)	583

TOTAL NET REVENUE	322	845	(12)	833

Provision for Credit Losses	(13)	(86)	—	(86)

NONINTEREST EXPENSE
Compensation Expense	71	158	—	158
Noncompensation Expense	138	275	(1)	274
Amortization of Intangibles	—	—	18	18

TOTAL NONINTEREST EXPENSE	209	433	17	450

Operating Earnings before Income Tax Expense	126	498	(29)	469
Income Tax Expense (Benefit)	52	191	(11)	180

OPERATING EARNINGS	$74	$307	$(18)	$289

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. COMMERCIAL BANKING PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Fourth Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$69	$169	$—	$169
Asset Management, Administration and Commissions	4	11	—	11
Other Income	27	75	—	75

Subtotal	100	255	—	255
Net Interest Income	240	608	(12)	596

TOTAL NET REVENUE	340	863	(12)	851

Provision for Credit Losses	(10)	33	—	33

NONINTEREST EXPENSE
Compensation Expense	66	152	—	152
Noncompensation Expense	131	282	(1)	281
Amortization of Intangibles	—	—	18	18

TOTAL NONINTEREST EXPENSE	197	434	17	451

Operating Earnings before Income Tax Expense	153	396	(29)	367
Income Tax Expense (Benefit)	64	153	(11)	142

OPERATING EARNINGS	$89	$243	$(18)	$225

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. COMMERCIAL BANKING PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Third Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$82	$188	$—	$188
Asset Management, Administration and Commissions	5	12	—	12
Other Income	14	66	—	66

Subtotal	101	266	—	266
Net Interest Income	240	601	(12)	589

TOTAL NET REVENUE	341	867	(12)	855

Provision for Credit Losses	21	84	—	84

NONINTEREST EXPENSE
Compensation Expense	82	162	—	162
Noncompensation Expense	130	281	(1)	280
Amortization of Intangibles	1	1	18	19

TOTAL NONINTEREST EXPENSE	213	444	17	461

Operating Earnings before Income Tax Expense	107	339	(29)	310
Income Tax Expense (Benefit)	44	130	(11)	119

OPERATING EARNINGS	$63	$209	$(18)	$191

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. COMMERCIAL BANKING PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Second Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$76	$188	$—	$188
Asset Management, Administration and Commissions	5	12	—	12
Other Income	16	62	—	62

Subtotal	97	262	—	262
Net Interest Income	235	605	(12)	593

TOTAL NET REVENUE	332	867	(12)	855

Provision for Credit Losses	(3)	42	—	42

NONINTEREST EXPENSE
Compensation Expense	68	147	—	147
Noncompensation Expense	139	298	(1)	297
Amortization of Intangibles	1	1	18	19

TOTAL NONINTEREST EXPENSE	208	446	17	463

Operating Earnings before Income Tax Expense	127	379	(29)	350
Income Tax Expense (Benefit)	52	145	(11)	134

OPERATING EARNINGS	$75	$234	$(18)	$216

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. COMMERCIAL BANKING PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	First Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$74	$180	$—	$180
Asset Management, Administration and Commissions	5	13	—	13
Other Income	16	55	—	55

Subtotal	95	248	—	248
Net Interest Income	244	600	(12)	588

TOTAL NET REVENUE	339	848	(12)	836

Provision for Credit Losses	(2)	52	—	52

NONINTEREST EXPENSE
Compensation Expense	69	150	—	150
Noncompensation Expense	134	292	(1)	291
Amortization of Intangibles	1	1	18	19

TOTAL NONINTEREST EXPENSE	204	443	17	460

Operating Earnings before Income Tax Expense	137	353	(29)	324
Income Tax Expense (Benefit)	57	135	(11)	124

OPERATING EARNINGS	$80	$218	$(18)	$200

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

TREASURY & SECURITIES SERVICES

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Second Quarter 2004
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$111	$243	$—	$243
Asset Management, Administration and Commissions	633	645	—	645
Other Income	98	109	—	109

Subtotal	842	997	—	997
Net Interest Income	251	371	—	371

TOTAL NET REVENUE	1,093	1,368	—	1,368

Provision for Credit Losses	3	3	—	3
Credit Reimbursement to IB	(2)	(43)	—	(43)

NONINTEREST EXPENSE
Compensation Expense	347	466	—	466
Noncompensation Expense	582	678	—	678
Amortization of Intangibles	15	15	16	31

TOTAL NONINTEREST EXPENSE	944	1,159	16	1,175

Operating Earnings before Income Tax Expense	144	163	(16)	147
Income Tax Expense (Benefit)	43	50	(6)	44

OPERATING EARNINGS	$101	$113	$(10)	$103

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	First Quarter 2004
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$118	$245	$—	$245
Asset Management, Administration and Commissions	582	601	—	601
Other Income	69	85	—	85

Subtotal	769	931	—	931
Net Interest Income	243	349	—	349

TOTAL NET REVENUE	1,012	1,280	—	1,280

Provision for Credit Losses	1	1	—	1
Credit Reimbursement to IB	(2)	(43)	—	(43)

NONINTEREST EXPENSE
Compensation Expense	339	470	—	470
Noncompensation Expense	512	599	—	599
Amortization of Intangibles	16	16	16	32

TOTAL NONINTEREST EXPENSE	867	1,085	16	1,101

Operating Earnings before Income Tax Expense	142	151	(16)	135
Income Tax Expense (Benefit)	44	48	(6)	42

OPERATING EARNINGS	$98	$103	$(10)	$93

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Fourth Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$115	$243	$—	$243
Asset Management, Administration and Commissions	518	551	—	551
Other Income	111	123	—	123

Subtotal	744	917	—	917
Net Interest Income	236	353	—	353

TOTAL NET REVENUE	980	1,270	—	1,270

Provision for Credit Losses	—	3	—	3
Credit Reimbursement to IB	5	(54)	—	(54)

NONINTEREST EXPENSE
Compensation Expense	330	452	—	452
Noncompensation Expense	463	540	—	540
Amortization of Intangibles	8	9	16	25

TOTAL NONINTEREST EXPENSE	801	1,001	16	1,017

Operating Earnings before Income Tax Expense	184	212	(16)	196
Income Tax Expense (Benefit)	61	73	(6)	67

OPERATING EARNINGS	$123	$139	$(10)	$129

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Third Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$120	$238	$—	$238
Asset Management, Administration and Commissions	484	522	—	522
Other Income	61	75	—	75

Subtotal	665	835	—	835
Net Interest Income	241	364	—	364

TOTAL NET REVENUE	906	1,199	—	1,199

Provision for Credit Losses	(1)	2	—	2
Credit Reimbursement to IB	10	(54)	—	(54)

NONINTEREST EXPENSE
Compensation Expense	310	437	—	437
Noncompensation Expense	433	499	—	499
Amortization of Intangibles	6	6	16	22

TOTAL NONINTEREST EXPENSE	749	942	16	958

Operating Earnings before Income Tax Expense	168	201	(16)	185
Income Tax Expense (Benefit)	53	66	(6)	60

OPERATING EARNINGS	$115	$135	$(10)	$125

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Second Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$116	$229	$—	$229
Asset Management, Administration and Commissions	469	509	—	509
Other Income	60	73	—	73

Subtotal	645	811	—	811
Net Interest Income	243	362	—	362

TOTAL NET REVENUE	888	1,173	—	1,173

Provision for Credit Losses	1	4	—	4
Credit Reimbursement to IB	9	(54)	—	(54)

NONINTEREST EXPENSE
Compensation Expense	309	431	—	431
Noncompensation Expense	452	526	—	526
Amortization of Intangibles	6	6	16	22

TOTAL NONINTEREST EXPENSE	767	963	16	979

Operating Earnings before Income Tax Expense	129	152	(16)	136
Income Tax Expense (Benefit)	39	48	(6)	42

OPERATING EARNINGS	$90	$104	$(10)	$94

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	First Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$119	$227	$—	$227
Asset Management, Administration and Commissions	432	473	—	473
Other Income	56	70	—	70

Subtotal	607	770	—	770
Net Interest Income	227	360	—	360

TOTAL NET REVENUE	834	1,130	—	1,130

Provision for Credit Losses	1	2	—	2
Credit Reimbursement to IB	12	(54)	—	(54)

NONINTEREST EXPENSE
Compensation Expense	308	428	—	428
Noncompensation Expense	397	469	—	469
Amortization of Intangibles	6	6	16	22

TOTAL NONINTEREST EXPENSE	711	903	16	919

Operating Earnings before Income Tax Expense	134	171	(16)	155
Income Tax Expense (Benefit)	40	55	(6)	49

OPERATING EARNINGS	$94	$116	$(10)	$106

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

ASSET & WEALTH MANAGEMENT

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Second Quarter 2004
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$4	$9	$—	$9
Asset Management, Administration and Commissions	657	886	—	886
Other Income	50	49	—	49

Subtotal	711	944	—	944
Net Interest Income	117	246	(5)	241

TOTAL NET REVENUE	828	1,190	(5)	1,185

Provision for Credit Losses	(4)	(5)	—	(5)

NONINTEREST EXPENSE
Compensation Expense	343	448	—	448
Noncompensation Expense	335	423	—	423
Amortization of Intangibles	3	3	20	23

TOTAL NONINTEREST EXPENSE	681	874	20	894

Operating Earnings before Income Tax Expense	151	321	(25)	296
Income Tax Expense (Benefit)	52	115	(9)	106

OPERATING EARNINGS	$99	$206	$(16)	$190

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	First Quarter 2004
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$4	$10	$—	$10
Asset Management, Administration and Commissions	672	911	—	911
Other Income	50	52	—	52

Subtotal	726	973	—	973
Net Interest Income	122	245	(5)	240

TOTAL NET REVENUE	848	1,218	(5)	1,213

Provision for Credit Losses	10	9	—	9

NONINTEREST EXPENSE
Compensation Expense	325	428	—	428
Noncompensation Expense	322	394	—	394
Amortization of Intangibles	2	3	20	23

TOTAL NONINTEREST EXPENSE	649	825	20	845

Operating Earnings before Income Tax Expense	189	384	(25)	359
Income Tax Expense (Benefit)	67	139	(9)	130

OPERATING EARNINGS	$122	$245	$(16)	$229

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Fourth Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$5	$11	$—	$11
Asset Management, Administration and Commissions	629	844	—	844
Other Income	87	89	—	89

Subtotal	721	944	—	944
Net Interest Income	124	250	(5)	245

TOTAL NET REVENUE	845	1,194	(5)	1,189

Provision for Credit Losses	36	37	—	37

NONINTEREST EXPENSE
Compensation Expense	309	409	—	409
Noncompensation Expense	337	413	—	413
Amortization of Intangibles	2	2	20	22

TOTAL NONINTEREST EXPENSE	648	824	20	844

Operating Earnings before Income Tax Expense	161	333	(25)	308
Income Tax Expense (Benefit)	55	118	(9)	109

OPERATING EARNINGS	$106	$215	$(16)	$199

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Third Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$5	$11	$—	$11
Asset Management, Administration and Commissions	585	790	—	790
Other Income	49	53	—	53

Subtotal	639	854	—	854
Net Interest Income	121	247	(5)	242

TOTAL NET REVENUE	760	1,101	(5)	1,096

Provision for Credit Losses	(7)	(3)	—	(3)

NONINTEREST EXPENSE
Compensation Expense	320	424	—	424
Noncompensation Expense	313	374	—	374
Amortization of Intangibles	2	2	20	22

TOTAL NONINTEREST EXPENSE	635	800	20	820

Operating Earnings before Income Tax Expense	132	304	(25)	279
Income Tax Expense (Benefit)	47	110	(9)	101

OPERATING EARNINGS	$85	$194	$(16)	$178

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Second Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$4	$10	$—	$10
Asset Management, Administration and Commissions	522	723	—	723
Other Income	53	54	—	54

Subtotal	579	787	—	787
Net Interest Income	122	237	(5)	232

TOTAL NET REVENUE	701	1,024	(5)	1,019

Provision for Credit Losses	—	6	—	6

NONINTEREST EXPENSE
Compensation Expense	294	400	—	400
Noncompensation Expense	307	365	—	365
Amortization of Intangibles	2	2	20	22

TOTAL NONINTEREST EXPENSE	603	767	20	787

Operating Earnings before Income Tax Expense	98	251	(25)	226
Income Tax Expense (Benefit)	34	91	(9)	82

OPERATING EARNINGS	$64	$160	$(16)	$144

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	First Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Lending & Deposit Related Fees	$5	$12	$—	$12
Asset Management, Administration and Commissions	522	715	—	715
Other Income	16	17	—	17

Subtotal	543	744	—	744
Net Interest Income	121	232	(5)	227

TOTAL NET REVENUE	664	976	(5)	971

Provision for Credit Losses	6	8	—	8

NONINTEREST EXPENSE
Compensation Expense	290	393	—	393
Noncompensation Expense	308	368	—	368
Amortization of Intangibles	2	2	20	22

TOTAL NONINTEREST EXPENSE	600	763	20	783

Operating Earnings before Income Tax Expense	58	205	(25)	180
Income Tax Expense (Benefit)	26	81	(9)	72

OPERATING EARNINGS	$32	$124	$(16)	$108

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

CORPORATE

JPMORGAN CHASE & CO. CORPORATE PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Second Quarter 2004
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Securities / Private Equity Gains (Losses)	$436	$343	$—	$343
Other Income	63	(11)	—	(11)

Subtotal	499	332	—	332
Net Interest Income	2	(511)	277	(234)

TOTAL NET REVENUE	501	(179)	277	98

Provision for Credit Losses	(27)	(27)	—	(27)

NONINTEREST EXPENSE
Compensation Expense	462	716	35	751
Noncompensation Expense	859	1,210	(10)	1,200
Expenses Allocated to Other Businesses	(1,186)	(1,463)	—	(1,463)
Amortization of Intangibles	(2)	—	—	—

TOTAL NONINTEREST EXPENSE	133	463	25	488

Operating Earnings before Income Tax Expense	395	(615)	252	(363)
Income Tax Expense (Benefit)	70	(414)	154	(260)

OPERATING EARNINGS	$325	$(201)	$98	$(103)

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. CORPORATE PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	First Quarter 2004
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Securities / Private Equity Gains (Losses)	$419	$561	$—	$561
Other Income	8	(94)	—	(94)

Subtotal	427	467	—	467
Net Interest Income	(57)	(554)	277	(277)

TOTAL NET REVENUE	370	(87)	277	190

Provision for Credit Losses	(82)	(84)	—	(84)

NONINTEREST EXPENSE
Compensation Expense	516	764	35	799
Noncompensation Expense	872	1,211	(10)	1,201
Expenses Allocated to Other Businesses	(1,184)	(1,452)	—	(1,452)
Amortization of Intangibles	(2)	(2)	—	(2)

TOTAL NONINTEREST EXPENSE	202	521	25	546

Operating Earnings before Income Tax Expense	250	(524)	252	(272)
Income Tax Expense (Benefit)	(1)	(411)	154	(257)

OPERATING EARNINGS	$251	$(113)	$98	$(15)

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. CORPORATE PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Fourth Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Securities / Private Equity Gains (Losses)	$168	$(9)	$—	$(9)
Other Income	54	(40)	—	(40)

Subtotal	222	(49)	—	(49)
Net Interest Income	(54)	(455)	277	(178)

TOTAL NET REVENUE	168	(504)	277	(227)

Provision for Credit Losses	(48)	(48)	—	(48)

NONINTEREST EXPENSE
Compensation Expense	395	590	35	625
Noncompensation Expense	813	1,240	(10)	1,230
Expenses Allocated to Other Businesses	(1,119)	(1,379)	—	(1,379)
Amortization of Intangibles	(2)	(2)	—	(2)

TOTAL NONINTEREST EXPENSE	87	449	25	474

Operating Earnings before Income Tax Expense	129	(905)	252	(653)
Income Tax Expense (Benefit)	(130)	(600)	154	(446)

OPERATING EARNINGS	$259	$(305)	$98	$(207)

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. CORPORATE PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Third Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Securities / Private Equity Gains (Losses)	$349	$405	$—	$405
Other Income	81	(145)	—	(145)

Subtotal	430	260	—	260
Net Interest Income	(72)	(453)	277	(176)

TOTAL NET REVENUE	358	(193)	277	84

Provision for Credit Losses	(1)	(1)	—	(1)

NONINTEREST EXPENSE
Compensation Expense	433	646	35	681
Noncompensation Expense	773	1,094	(10)	1,084
Expenses Allocated to Other Businesses	(1,132)	(1,396)	—	(1,396)
Amortization of Intangibles	(2)	(1)	—	(1)

TOTAL NONINTEREST EXPENSE	72	343	25	368

Operating Earnings before Income Tax Expense	287	(535)	252	(283)
Income Tax Expense (Benefit)	(5)	(386)	154	(232)

OPERATING EARNINGS	$292	$(149)	$98	$(51)

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. CORPORATE PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	Second Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Securities / Private Equity Gains (Losses)	$373	$528	$—	$528
Other Income	(23)	(87)	—	(87)

Subtotal	350	441	—	441
Net Interest Income	(19)	(397)	277	(120)

TOTAL NET REVENUE	331	44	277	321

Provision for Credit Losses	101	101	—	101

NONINTEREST EXPENSE
Compensation Expense	518	741	35	776
Noncompensation Expense	831	1,137	(10)	1,127
Expenses Allocated to Other Businesses	(1,155)	(1,424)	—	(1,424)
Amortization of Intangibles	(2)	(1)	—	(1)

TOTAL NONINTEREST EXPENSE	192	453	25	478

Operating Earnings before Income Tax Expense	38	(510)	252	(258)
Income Tax Expense (Benefit)	(57)	(342)	154	(188)

OPERATING EARNINGS	$95	$(168)	$98	$(70)

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.

JPMORGAN CHASE & CO. CORPORATE PRO FORMA COMBINED HISTORICAL STATEMENT OF INCOME (in millions)

	First Quarter 2003
	Historical	Total Historical	Pro Forma	Pro Forma
	JPMC	Combined	Adjustments (a)	Combined
REVENUE
Securities / Private Equity Gains (Losses)	$141	$207	—	$207
Other Income	102	38	—	38

Subtotal	243	245	—	245
Net Interest Income	(32)	(439)	277	(162)

TOTAL NET REVENUE	211	(194)	277	83

Provision for Credit Losses	72	72	—	72

NONINTEREST EXPENSE
Compensation Expense	547	777	35	812
Noncompensation Expense	806	1,079	(10)	1,069
Expenses Allocated to Other Businesses	(1,174)	(1,448)	—	(1,448)
Amortization of Intangibles	(1)	—	—	—

TOTAL NONINTEREST EXPENSE	178	408	25	433

Operating Earnings before Income Tax Expense	(39)	(674)	252	(422)
Income Tax Expense (Benefit)	(61)	(389)	154	(235)

OPERATING EARNINGS	$22	$(285)	$98	$(187)

(a)	Reflects purchase accounting adjustments estimated for 3Q04 applied to each of the prior six quarters.